                                                           EXHIBIT 13 TO 13E-3/A


--------------------------------------------------------------------------------
                                                                    CONFIDENTIAL

                                                        [LESLIE'S POOLMART LOGO]

                                           PRESENTATION TO THE SPECIAL COMMITTEE
                                                       OF THE BOARD OF DIRECTORS

                                                         DILLON, READ & CO. INC.

                                                               FEBRUARY 26, 1997

                                                               LESLIE'S POOLMART
--------------------------------------------------------------------------------

Table of Contents

                                                                          Tab
                                                                          ---
Review of Proposed Transaction.............................................A
   Overview of Sale Process.........................................A - 1
   Summary of Terms and Conditions of Offer.........................A - 2
   Acquisition Multiples............................................A - 3
   Financing Structure and Analysis of Feasibility of Proposal......A - 4

Review of Leslie's Poolmart................................................B
   Historical Financial Performance.................................B - 1
   Historical Trading Analysis......................................B - 2
   Projected Business Plan and Strategy.............................B - 3

Preliminary Valuation......................................................C

Exhibits
--------
   Financial Projections Model.............................................1
   Discounted Cash Flow Analysis...........................................2
   LBO Analysis............................................................3
   Recapitalization Analysis...............................................4
   Calculation of Estimated Weighted Average Cost of Capital...............5

                                                               LESLIE'S POOLMART
--------------------------------------------------------------------------------

                                           Presentation to the Special Committee
                                                       of the Board of Directors

REVIEW OF PROPOSED TRANSACTION....................................... A

Overview of Sale Process....................................... A - 1

                                                         LESLIE'S POOLMART/A-1-1
--------------------------------------------------------------------------------

Executive Summary

  . DILLON READ HAS BEEN ASKED TO RENDER AN OPINION AS TO THE FAIRNESS OF A BID BY POOLMART USA, INC. (A CORPORATION WHOSE SHAREHOLDERS CONSIST OF LEONARD GREEN & PARTNERS ("LEONARD GREEN") AND CERTAIN EXECUTIVE OFFICERS OF LESLIE'S POOLMART ("LESLIE'S" OR THE "COMPANY")) FOR LESLIE'S.

                                                         LESLIE'S POOLMART/A-1-2
--------------------------------------------------------------------------------

History of Sale Process

  . IN NOVEMBER OF 1995 LESLIE'S POOLMART RETAINED DONALDSON, LUFKIN & JENRETTE ("DLJ") AS FINANCIAL ADVISOR TO REVIEW POSSIBLE STRATEGIC ALTERNATIVES FOR THE COMPANY, INCLUDING:

     -  Strategic acquisition
     -  Strategic alliance with third parties
     -  Sale of the Company

  . THE PROCESS WAS DELAYED DUE TO LESLIE'S WEAK PERFORMANCE IN LATE 1995 AND EARLY 1996.

     - Process was reinstated in late summer 1996 based on Leslie's improved results in 2Q of 1996.

  . DLJ CONTACTED 51 POTENTIAL PARTNERS AND/OR ACQUIRORS INCLUDING 39 CORPORATE BUYERS AND 12 FINANCIAL BUYERS.

     - Potential corporate buyers included chemical manufacturers, general retailers and specialty retailers.

  . THE COMPANY DISTRIBUTED INFORMATION MEMORANDUMS TO 12 POTENTIAL ACQUIRORS (8 FINANCIAL BUYERS AND 4 CORPORATE BUYERS) WHO EXPRESSED INTEREST AND SIGNED CONFIDENTIALITY AGREEMENTS.

                                                         LESLIE'S POOLMART/A-1-3
--------------------------------------------------------------------------------

History of Sale Process

  . AFTER EXTENSIVE DISCUSSION WITH A NUMBER OF PARTIES, ONLY TWO POTENTIAL ACQUIRORS SUBMITTED FORMAL PRELIMINARY INDICATIONS OF INTEREST. THE FOLLOWING PARTIES SHOWED INTEREST IN LESLIE'S POOLMART.

     -  Shamrock Associates, L.P.

        . On November 10, 1996 submitted a preliminary indication of $13.00 - $14.00 per share

     -  Leonard Green & Partners, L.P.

        . On November 12, 1996 submitted a preliminary indication of $14.50 per share

  . ON NOVEMBER 12, 1996 HANCOCK PARK ASSOCIATES ("HANCOCK") ANNOUNCED THEIR OWN INDICATION OF $14.50 PER SHARE.

     - Hancock, the Company's largest shareholder, is a partnership consisting of Leslie's Chairman, Michael Fourticq, and President and CEO, Brian McDermott, as well as certain other members of senior management.

                                                         LESLIE'S POOLMART/A-1-4
--------------------------------------------------------------------------------

History of Sale Process

  . ON DECEMBER 24, 1996 LEONARD GREEN EXPRESSED PRELIMINARY INTEREST IN SPONSORING A LEVERAGED RECAPITALIZATION OF THE COMPANY WHICH WOULD DELIVER $15.00 PER SHARE OF CASH TO SHAREHOLDERS.

  . AFTER CONDUCTING ADDITIONAL DUE DILIGENCE, HOWEVER, LEONARD GREEN REAFFIRMED ITS INITIAL BID OF $14.50 PER SHARE ON JANUARY 30, 1997.

     - Leonard Green believed the Company would be too leveraged at a $15.00 share price and the resulting weakened credit statistics could affect the success of the transaction.

     - In addition, Leonard Green decided to join with Hancock in formulating a proposal in order to ensure continuity of management.

  .  HANCOCK FORMALLY SUBMITTED A PROPOSAL TO SPONSOR A LEVERAGED
     RECAPITALIZATION AT $14.50 PER SHARE WITH BOTH HANCOCK AND LEONARD GREEN ACTING AS EQUITY SPONSORS.

                                                               LESLIE'S POOLMART
--------------------------------------------------------------------------------

                                           Presentation to the Special Committee
                                                       of the Board of Directors

                        REVIEW OF PROPOSED TRANSACTION........................ A
                            Overview of Sale Process...................A - 1
                            SUMMARY OF TERMS AND CONDITIONS OF OFFER...A - 2

                                                         LESLIE'S POOLMART/A-2-1
--------------------------------------------------------------------------------

Summary of Terms and Conditions

     DILLON READ HAS CONDUCTED DUE DILIGENCE WITH THE MANAGEMENT OF LESLIE'S POOLMART AND LEONARD GREEN TO VERIFY THEIR INTEREST IN, FINANCING CAPABILITY AND PROPOSED FINANCING STRUCTURE OF THE PROPOSED TRANSACTION.

-----------------------------------------------------------------------------------
ACQUIRING ENTITY:                      Poolmart USA, Inc. (a corporation owned by
                                       Hancock Park Associates and Leonard Green &
                                       Partners, L.P.)
PRICE PER COMMON SHARE:                $14.50
PERCENT OF SHARES TO BE ACQUIRED:      100%
CONSIDERATION:                         Cash
OFFER FOR EQUITY/1/:                   $100.7 million
-----------------------------------------------------------------------------------

Note 1:  Net of proceeds from exercise of options.

                                                         LESLIE'S POOLMART/A-2-2
--------------------------------------------------------------------------------

Summary of Terms and Conditions


     CONDITIONS:        1)  Completion of financing on satisfactory terms and
                            conditions

                        2)  No material adverse change

                        3) Satisfactory review of year-end audited financial statements

                        4) Receipt of regulatory approval and SEC acceptance of recapitalization accounting treatment

                        5) Fully diluted ownership by Leonard Green greater than 50%

                        6) Compliance with all necessary regulatory and governmental laws

                        7) Receipt of approval from Board of Directors of Leslie's Poolmart

     BREAK-UP FEE:      Board has fiduciary right to negotiate and accept a
                        higher offer from another acquiror without incurring any legal obligations to Hancock other than expense reimbursement. However, if fiduciary out is invoked, Leonard Green would receive $1.75 million of break-up fees and reasonable out-of-pocket expenses of up to $1.5 million would be split between Leonard Green and Hancock. In addition, if the Company breaks the "no shop" provision, Leonard Green would receive the break-up fees.

                                                               LESLIE'S POOLMART
--------------------------------------------------------------------------------

                                           Presentation to the Special Committee
                                                       of the Board of Directors


                     REVIEW OF PROPOSED TRANSACTION....................       A
                        Overview of Sale Process...................   A - 1
                        Summary of Terms and Conditions of Offer...   A - 2
                        ACQUISITION MULTIPLES......................   A - 3

                                                         LESLIE'S POOLMART/A-3-1
--------------------------------------------------------------------------------

Acquisition Multiples

   . BASED ON A PURCHASE PRICE OF $14.50 PER SHARE, AN OFFER FOR EQUITY OF $100.7 MILLION AND AN OFFER OF $133.8 MILLION FOR THE NET ASSETS OF LESLIE'S POOLMART, POOLMART USA WOULD BE PAYING THE FOLLOWING ACQUISITION MULTIPLES.

--------------------------------------------------------------------------------
VALUATION
(IN MILLIONS, EXCEPT PER SHARE DATA)
Offer price per share                                               $14.50
Primary shares outstanding                                           6.548
Exercisable options                                                  0.974
                                                                    ------
Total shares                                                         7.522
Total equity value of offer                                         $109.1
Less: cash from exercise of options/1/                                (8.4)
                                                                    ------
  EQUITY VALUE OF OFFER:                                            $100.7
Plus: debt assumed/2/                                                 33.2
Less: cash/2/                                                         (0.1)
                                                                    ------
  ENTERPRISE VALUE OF OFFER:                                        $133.8
--------------------------------------------------------------------------------

Note 1:  Average exercise price equals $8.62 per share.
Note 2:  1996 year-end Company preliminary figure.

--------------------------------------------------------------------------------
IMPLIED ACQUISITION MULTIPLES
(IN MILLIONS, EXCEPT PER SHARE DATA)
LTM EPS                                                             $ 0.65
FY 1996P EPS/1/                                                       0.63
FY 1997E EPS/2/                                                       0.80
Book value per common share                                           5.51
Equity Value to:
  LTM EPS                                                             22.3x
  FY 1996P EPS/1/                                                     23.0x
  FY 1997E EPS/2/                                                     18.1x
  Book value per share                                                 2.6x
1996P Sales                                                         $191.6
1996P EBITDA                                                          14.5/1/
1996P EBIT                                                            10.2/1/
Enterprise Value to:
  1996P Sales                                                          0.7x
  1996P EBITDA                                                         9.2x
  1996P EBIT                                                          13.1x
Acquisition premium over unaffected
 stock price of $10.75                                                34.9%
--------------------------------------------------------------------------------

Note 1:  Excludes $750,000 asset write-off.
Note 2:  Excludes $100,000 asset write-off.

                                                               LESLIE'S POOLMART
--------------------------------------------------------------------------------

                                           Presentation to the Special Committee
                                                       of the Board of Directors

                         REVIEW OF PROPOSED TRANSACTION......................  A

                            Overview of Sale Process...................   A - 1

                            Summary of Terms and Conditions of Offer...   A - 2

                            Acquisition Multiples......................   A - 3

                            FEASIBILITY OF PROPOSED TRANSACTION........   A - 4

                                                         LESLIE'S POOLMART/A-4-1
--------------------------------------------------------------------------------

Feasibility Analysis

   . DILLON READ HAS ANALYZED THE FEASIBILITY OF THE PROPOSED LEVERAGED BUYOUT OF LESLIE'S POOLMART BASED UPON THE PROPOSED FINANCING STRUCTURE USING ACCEPTED FINANCING PARAMETERS IN TODAY'S CURRENT LENDING MARKET FOR LBO'S. AS SUCH, A TYPICAL LBO IS STRUCTURED AS FOLLOWS.

      - Generally, a minimum of 25% of the purchase price is in the form of common equity.

      - Lenders typically require total indebtedness not to exceed 5.5x EBITDA (earnings before interest, taxes and depreciation and amortization), and the senior portion not to exceed 4.0x EBITDA, excluding seasonal demands. EBITDA for this criteria is generally based on historical performance as substantial projected improvements are often skeptically received.

      - Subordinated debt or preferred stock lenders typically require 5% - 15% in equity in the form of warrants which in combination with the interest / dividend rate on the debt or preferred stock is designed to yield a combined return in the 20% area.

      - Equity investors generally require a minimum return of 30% - 35% return over four to five years.

                                                         LESLIE'S POOLMART/A-4-2
--------------------------------------------------------------------------------

Feasibility Analysis

    .  THE PROPOSED FINANCING STRUCTURE TO BE USED IN THE BUYOUT IS
       OUTLINED BELOW.

--------------------------------------------------------------------------------------------------------------------------------
SOURCES OF FUNDS
(IN MILLIONS)
                                               Expected         Fully-
                                               Interest/        Diluted
                                     % of      Dividend          Equity
                        Amount      Total        Rate          Ownership                            Source
                        ------      -----      --------        ---------    ----------------------------------------------------
Common Equity           $ 22.0        16%         --               81%      $6.7MM from rollover of Hancock's and mgmt's equity
                                                                            holdings; $15.3MM of new equity from Leonard Green
PIK Preferred             28.0        20       11.5-12.0%          15       Occidental Petroleum
                        ------      -----                      ---------
  Total Equity            50.0        36                           96
Sr. Unsecured Notes       85.0        60       11.0-11.5%           4/1/    Bankers Trust underwriting
Revolver                   5.7         4       Eurodollar          --       Bankers Trust; Five-year
                        ------      -----      Rate + 250      ---------    $40.0MM facility
  TOTAL SOURCES         $140.7       100%                         100%
--------------------------------------------------------------------------------------------------------------------------------

Note 1: Senior Notes may require a small amount of warrants depending upon market conditions.

--------------------------------------------------------------------------------
USES OF FUNDS

(IN MILLIONS)
Payment of Cash Dividends                                          $100.7
Repayment of existing debt/1/                                        33.2
Fees and expenses                                                     6.8
                                                                   ------
   TOTAL USES                                                      $140.7
--------------------------------------------------------------------------------

Note 1:  Preliminary year-end figure.

                                                         LESLIE'S POOLMART/A-4-3
--------------------------------------------------------------------------------

Illustrative Financing Structure

   . PRO FORMA CREDIT STATISTICS UNDER THIS ILLUSTRATIVE FINANCING STRUCTURE FOLLOW.

      -  These credit statistics are generally at low end of acceptable levels.

---------------------------------------------------------------------------------------------------------------------
                                                           Stand-Alone Leslie's Poolmart            Pro Forma
                                                           -----------------------------   --------------------------
                                                               1996E           1997E          1996E          1997E
                                                           ------------     ------------   -----------    -----------
EBIT/ Cash Interest                                             3.6x            4.2x           1.0x            1.2x
EBITDA/Cash Interest                                            5.2             6.0            1.4             1.8
EBITDA - CapEx/Cash Interest                                    2.5             3.5            0.7             1.0
Cash Fixed Charge Coverage Ratio                                1.5             1.6            1.0             1.2

EBIT/Total Interest                                             3.6x            4.2x           1.0x            1.2x
EBITDA/Total Interest                                           5.2             6.0            1.4             1.8
EBITDA-CapEx/Total Interest                                     2.5             3.5            0.7             1.0
Total Fixed Charge Coverage Ratio                               1.4             1.6            0.9             0.9

Total Debt/Capitalization                                      47.9%           47.2%         123.7%          120.8%
Total Fixed Obligations/Capitalization/1/                      47.8%           47.1%         161.9%          161.0%
Total Debt/EBITDA                                               2.3x            2.1x           6.3x            5.1x
Total Debt/EBIT                                                 3.3             3.0            8.9             7.4
---------------------------------------------------------------------------------------------------------------------

Note 1:  Includes preferred stock in fixed obligations.

                                                         LESLIE'S POOLMART/A-4-4
--------------------------------------------------------------------------------

Returns Analysis

   . ASSUMING THE SUCCESSFUL EXECUTION OF LESLIE'S POOLMART'S BUSINESS PLAN, THE EQUITY INVESTORS IN LESLIE'S POOLMART SPONSORED BY HANCOCK AND LEONARD GREEN CAN EXPECT RETURNS IN THE 20% AREA, WHICH IS BELOW THOSE TYPICALLY SOUGHT BY LBO FUNDS.


-------------------------------------------------------------------------------------------------------------------------
EQUITY RETURN ANALYSIS
(IN MILLIONS)
                                                                                 MULTIPLE OF FY2001E EBITDA
                                                                  -------------------------------------------------------
                                                                       5.0x                 6.0x                 7.0x
                                                                  -------------        -------------        -------------
FY 2001E EBITDA/1/                                                   $  35.1              $  35.1             $  35.1
Total Enterprise Value                                                 175.5                210.6               245.6
Less: Net Fixed Obligations                                           (140.0)              (140.0)             (140.0)
                                                                  -------------        -------------        -------------
Total Equity Value                                                      35.5                 70.6               105.6

Less: Value of Warrants                                                 (6.7)               (13.4)              (20.1)
                                                                  -------------        -------------        -------------
  NET VALUE TO EQUITY INVESTORS                                      $  26.8              $  57.2             $  85.5

Equity Rate of Return                                                    4.5%                17.2%               25.4%
-------------------------------------------------------------------------------------------------------------------------

Note 1: Includes an increase in EBIT of $250,000 due to a savings resulting from not being a public company.

                                                               LESLIE'S POOLMART
--------------------------------------------------------------------------------

                                           Presentation to the Special Committee
                                                       of the Board of Directors

                      Review of Proposed Transaction......................... A

                          Overview of Sale Process..................... A - 1

                          Summary of Terms and Conditions of Offer..... A - 2

                          Acquisition Multiples........................ A - 3

                          Feasibility of Proposed Transaction.......... A - 4

                      REVIEW OF LESLIE'S POOLMART............................ B

                          HISTORICAL FINANCIAL PERFORMANCE............. B - 1

                                                         LESLIE'S POOLMART/B-1-1
--------------------------------------------------------------------------------

Overview of Historical Financial Performance

  . LESLIE'S HAS GROWN DRAMATICALLY OVER THE PAST FIVE YEARS NEARLY DOUBLING THE TOTAL NUMBER OF RETAIL STORES.

     ---------------------------------------------------------------------------
     STORES OPERATED AT YEAR END

     [GRAPH APPEARS HERE]

                                 CAGR:  16.0%


                                 1992          1993           1994           1995            1996
                                 ----          ----           ----           ----            ----
                                 143           158            180            224             259

-------------------------------------------------------------------------------------------------------
Number of Net New
    Stores Opened                41             15            22              44              35
         % Change               40.2%          10.5%         13.9%           24.4%           15.6%
-------------------------------------------------------------------------------------------------------

                                                         LESLIE'S POOLMART/B-1-2
--------------------------------------------------------------------------------

Overview of Historical Financial Performance

   . LESLIE'S SALES GROWTH HAS BENEFITED FROM THE COMPANY'S ENTRY INTO THE COMMERCIAL SEGMENT OF THE MARKET.

      --------------------------------------------------------------------------
      COMMERCIAL SALES

      (in millions)

      [GRAPH APPEARS HERE]

                                 CAGR:  50.5%

                         1992          1993           1994          1995          1996P
                         ----          ----           -----         -----         -----
                         $4.0          $7.3           $10.9         $17.1         $20.5


------------------------------------------------------------------------------------------
% Change                N.A.           82.5%          49.3%          56.9%         19.9%
------------------------------------------------------------------------------------------

                                                         LESLIE'S POOLMART/B-1-3
--------------------------------------------------------------------------------

Overview of Historical Financial Performance

   . HOWEVER, THE COMPANY'S CATALOG SALES HAVE BEEN NEGATIVELY IMPACTED BY NEW STORE OPENINGS DUE TO CANNIBALIZATION.

      --------------------------------------------------------------------------
      CATALOG SALES

      (in millions)

      [GRAPH APPEARS HERE]

                                 CAGR:  (1.0%)

                         1992          1993           1994           1995         1996P
                         ----          ----           ----           ----         -----
                         $8.0          $8.9           $8.3           $7.9          $7.7


-------------------------------------------------------------------------------------------
% Change                 (3.0%)        11.3%          (6.7%)         (4.8%)        (2.5%)
-------------------------------------------------------------------------------------------

                                                         LESLIE'S POOLMART/B-1-4
--------------------------------------------------------------------------------

Overview of Historical Financial Performance

   .  COMPARABLE STORE SALES HAVE TYPICALLY BEEN IN THE LOW DOUBLE
      DIGIT AREA.

      -  Compares favorably to other retailers

      -  Exceptions (1992 and 1995) were largely due to poor weather.


      --------------------------------------------------------------------------
      COMPARABLE STORE SALES GROWTH

      [GRAPH APPEARS HERE]

                                 Average: 8.8%

      1992          1993           1994          1995          1996P
      ----          -----          -----         ----          -----
      2.4%          11.7%          12.9%         6.0%          11.0%

                                                         LESLIE'S POOLMART/B-1-5
--------------------------------------------------------------------------------

Overview of Historical Financial Performance

   . AS A RESULT OF THESE FACTORS TOTAL REVENUES HAVE GROWN FROM $96.3 MILLION IN 1992 TO $191.6P MILLION IN 1996.

      --------------------------------------------------------------------------
      TOTAL SALES

      (in millions)

      [GRAPH APPEARS HERE]

                                 CAGR:  18.8%

                                   1992        1993         1994         1995        1996P
                                  ------      ------       ------       ------      ------
                                   96.3       $119.9       $141.6       $162.5      $191.6

------------------------------------------------------------------------------------------
% Change                           16.6%        24.5%        18.1%        14.8%         18%
------------------------------------------------------------------------------------------

                                                         LESLIE'S POOLMART/B-1-6
--------------------------------------------------------------------------------

Overview of Historical Financial Performance

      --------------------------------------------------------------------------
      GROSS PROFIT

      (in millions)

      [GRAPH APPEARS HERE]

                                 CAGR:  16.8%

         1992          1993           1994          1995          1996P
         -----         -----          -----         -----         -----
         $39.0         $48.3          $55.5         $60.4         $72.7


--------------------------------------------------------------------------------
% Change 13.0%         23.8%          14.9%         8.8%          20.4%
--------------------------------------------------------------------------------

      --------------------------------------------------------------------------
      GROSS MARGIN

      (in millions)

      [GRAPH APPEARS HERE]

                                Average: 39.0%

         1992          1993           1994          1995          1996P
         -----         -----          -----         -----         -----
         40.5%         40.3%          39.2%         37.2%         37.9%


      --------------------------------------------------------------------------
      EBIT

      (in millions)

      [GRAPH APPEARS HERE]

                                 CAGR:  23.4%

         1992          1993           1994          1995          1996P/1/
         -----         -----          -----         -----         --------
         $4.4          $6.4           $9.6          $6.7          $10.2

      --------------------------------------------------------------------------
      Note 1:  Excludes $750,000 asset write-off.


--------------------------------------------------------------------------------
% Change (13.7%)       45.5%          50.0%         (30.2%)       52.2%
--------------------------------------------------------------------------------


      --------------------------------------------------------------------------
      EBIT MARGIN

      [GRAPH APPEARS HERE]

                                 Average: 5.2%

         1992          1993           1994          1995          1996P
         ----          ----           ----          ----          -----
         4.5%          5.3%           6.8%          4.1%          5.3%

                                                         LESLIE'S POOLMART/B-1-7
--------------------------------------------------------------------------------

Overview of Historical Financial Performance

   . MARGINS AND PROFITABILITY HAVE BEEN NEGATIVELY IMPACTED OVER THE PAST SEVERAL YEARS DUE TO A NUMBER OF FACTORS.


      - 1995 results were particularly impacted by generally wet and cold weather which reduced sales.

         .  1996 results improved, in part, due to more normal weather patterns.

      - In addition, the Company was unable to pass on to consumers during 1995 price increases in many of its products.

         .  However, the Company was able to increase prices during 1996.

      - As a result of the significant increase in new store openings, many stores were opened late in the season during FY1995 and FY1996 and performed below the Company's new store model, incurring greater than expected losses in the first year.

         . Approximately 40% of Leslie's stores have been open three years or less.

         . As a result, the Company intends to reduce the number of new store openings going forward.

                                                         LESLIE'S POOLMART/B-1-8
--------------------------------------------------------------------------------

Overview of Historical Financial Performance (Cont'd)

  - The Company's entry into Florida, an important market, has not matched expectations.

     . New stores (20) in Florida have performed below the Company's store model.

        -----------------------------------------------------------------------
        FLORIDA FINANCIAL RESULTS

                                          1994           1995          1996E
                                       ----------     -----------   -----------
Sales                                  $2,610,059     $4,562,243    $6,997,429
Store Operating Loss                   NA               (599,083)     (400,000)

------------------------------------------------------------------------------

       . Company plans no more new stores in Florida and expects Florida stores to reach breakeven in 1997 and profitability in 1998.

    - Commercial sales did not increase as projected during 1996 due to the Company's decision to hire commercial account salespeople and change the commission structure.

       .  New salespeople took longer than expected to generate revenue.

       . Compensation system removed incentive for store managers to focus on commercial business.

       . The Company intends to restructure compensation system for 1997 in order to assure appropriate incentive for store managers as well as commercial salespeople.

 . AS A RESULT OF THE ABOVE FACTORS, 1995 AND 1996P FINANCIAL PERFORMANCE (ALTHOUGH IMPROVED VS. 1995) WAS SIGNIFICANTLY BELOW INVESTORS' EXPECTATIONS.

                                                         LESLIE'S POOLMART/B-1-9
--------------------------------------------------------------------------------

Comparable Financial Analysis

   . EXCEPT FOR GROSS MARGIN LESLIE'S FINANCIAL RESULTS ARE GENERALLY BELOW THOSE OF ITS PEERS.

      --------------------------------------------------------------------------
      COMPARABLE COMPANY ANALYSIS
      (in millions)

                                                           3 Yr. CAGR                Gross Margin               EBIT Margin
                                                       -----------------------      -------------------      --------------------
                                        LTM                                          3 Year                   3 Year
Company                               Revenues         Revenues     Net Income      Average       LTM        Average        LTM
-----------------------------         --------         --------     ----------      -------     -------      -------      -------
Related Industry
----------------
  West Marine                          $   300           35.1%         29.1%          28.8%       29.5%        6.5%          8.2%
  SCP Pool                                 211           54.7         (17.6)          23.8        23.0         7.0           6.1
Home Centers
------------
  Home Depot                           $18,329           29.4%         26.5%          27.8%       27.7%        7.7%          7.8%
  Lowe's                                 8,255           24.9          31.0           22.6        23.1         7.1           5.7
  Wickes Lumber                            860            7.2          NA             23.0        21.5         2.5           1.2
"Category Killers"
------------------
  The Sports Authority                 $ 1,220           31.3%         32.3%          27.5%       28.4%        3.6%          3.6%
  Office Max                             3,036           33.7         122.4           21.9        21.9         2.6           3.4
  Toys 'R Us                             9,870            8.9         (10.6)          28.9        28.2         9.6           8.0
  PetSmart                               1,227           45.9         NA              25.9        27.4         1.3           6.0
  Bed Bath & Beyond                        701           40.2          34.3           41.7        41.5        11.7          10.9

  Leslie's Poolmart/1/                 $   192           16.4%         (3.0%)/2/      38.1%       37.9%        5.4%          5.3%/2/
  Ranking                                11/11           9/11           7/9           2/11        2/11        7/11          8/11
-----------------------------------------------------------------------------------------------------------------------------------

Note 1:  1996 Company preliminary figures.
Note 2:  Excludes $750,000 asset write-off.

                                                               LESLIE'S POOLMART
--------------------------------------------------------------------------------

                                           Presentation to the Special Committee
                                                       of the Board of Directors

                          Review of Proposed Transaction..................... A
                              Overview of Sale Process..................A - 1
                              Summary of Terms and Conditions of Offer..A - 2
                              Acquisition Multiples.....................A - 3
                              Feasibility of Proposed Transaction.......A - 4
                          REVIEW OF LESLIE'S POOLMART........................ B
                              Historical Financial Performance..........B - 1
                              HISTORICAL TRADING ANALYSIS...............B - 2

                                                         LESLIE'S POOLMART/B-2-1
--------------------------------------------------------------------------------

Overview of Leslie's trading statistics

  .  LESLIE'S POOLMART COMPLETED ITS IPO IN APRIL 1991 AT $11.00 PER SHARE.

  . THE COMPANY'S STOCK PRICE REACHED A LOW OF $4.54 ON JULY 15, 1992, AND A SUBSEQUENT HIGH OF $19.50 ON JUNE 14, 1996.

  .  LESLIE'S STOCK JUMPED $2.875 FROM $16.250 TO $19.125 ON MAY 31, 1996.

     - We believe this increase was due to investors wrongly interpreting the announced acquisition of Leslie's Supply (a private distributor of office equipment) by Danka Business Systems in late May 1996.

     -  The stock subsequently declined to $16.00 by early July.

     - As a result we believe the true all-time high stock price is approximately $16.50.

          ----------------------------------------------------------------------
          LESLIE'S POOLMART HISTORICAL STOCK PRICE PERFORMANCE, IPO TO PRESENT

          [GRAPH APPEARS HERE]

                                                         LESLIE'S POOLMART/B-2-2
--------------------------------------------------------------------------------

Leslie's Trading Statistics

   . THE STOCK SUBSEQUENTLY RECEDED TO $10.75 PRIOR TO THE ANNOUNCEMENT OF HANCOCK'S INITIAL ACQUISITION OFFER.

      - The recent decline was largely attributable to disappointing third quarter sales and earnings growth.

   . DESPITE CONTINUED SALES AND EARNINGS GROWTH THE COMPANY HAS OFTEN MISSED "STREET" EARNINGS ESTIMATES AND ITS STOCK PRICE HAS REACTED ACCORDINGLY.

   . THE STOCK PRICE IS CURRENTLY TRADING IN THE $12.50-$13.00 AREA IN ANTICIPATION OF THE COMPANY'S SALE AT $14.50 PER SHARE.

                                                         LESLIE'S POOLMART/B-2-3
--------------------------------------------------------------------------------

Overview of Leslie's Trading Statistics

   .  LESLIE'S VALUATION IS AT THE BOTTOM OF ITS PEER GROUP.

      --------------------------------------------------------------------------
      COMPARABLE COMPANY ANALYSIS
      (in millions)

                                                                       Equity Value to:           Unlevered Value to:
                                                                -----------------------------    ---------------------
                                                Total Equity     LTM     CY 1996E    CY 1997E      LTM           LTM
Company                                             Value        EPS        EPS         EPS        EBIT         EBITDA
------------------------------------------      ------------    -----    --------    --------    --------       ------
Related Industry
----------------
West Marine                                       $   494.0     36.1x      38.6x       27.1x      21.2x         18.0x
SCP Pool                                               94.5      15.3      22.2        14.9       11.9           9.9
Home Centers
------------
Home Depot                                        $24,496.7     28.2x      27.0x       22.0x      17.6x         15.2x
Lowe's                                              5,731.6      19.8      20.1        16.6       13.7           9.8
Wickes Lumber                                          47.2     NA         NA          NA         22.8          13.3
"Category Killers"
------------------
The Sports Authority                              $   605.4     23.2x      20.9x       16.9x      15.7x          9.9x
Office Max                                          1,438.5      21.6      21.1        16.0       12.1           8.2
Toys 'R Us                                          6,973.0      17.2      14.8        12.8       11.1           8.8
Pet Smart                                           2,129.4      47.7      48.5        33.8       29.6          22.1
Bed Bath & Beyond                                   1,755.5      36.4      35.2        27.7       21.2          18.4

Leslie's Poolmart/1/                              $    70.4     15.5x      16.8x       12.8x       8.8x          6.3x
Ranking                                               10/11      9/10      9/10       10/10      11/11         11/11
----------------------------------------------------------------------------------------------------------------------

Note 1: Leslie's statistics are based on a pre-announcement stock price of $10.75 per share.

                                                         LESLIE'S POOLMART/B-2-4
--------------------------------------------------------------------------------

Overview of Leslie's Trading Statistics

  . LESLIE'S VOLATILE STOCK PRICE PERFORMANCE AND LOW VALUATION CAN BE ATTRIBUTED TO A NUMBER OF FACTORS MANY OF WHICH ARE INHERENT TO LESLIE'S BUSINESS.

     - Disappointing results versus investor expectations for the reasons outlined in Section B-1.

     -  Tremendous seasonality of business which is disliked by investors

        .  Business incurs substantial losses in 1stQ and 4thQ.

     -  Importance and unpredictability of weather

     -  Relative illiquidity of stock and "micro-cap" market capitalization

                                                               LESLIE'S POOLMART
--------------------------------------------------------------------------------

                                                     Presentation to the Special
                                             Committee of the Board of Directors

                       Review of Proposed Transaction.......................A
                          Overview of Sale Process...................A - 1
                          Summary of Terms and Conditions of Offer...A - 2
                          Acquisition Multiples......................A - 3
                          Feasibility of Proposed Transaction........A - 4
                       REVIEW OF LESLIE'S POOLMART..........................B
                          Historical Financial Performance...........B - 1
                          Historical Trading Analysis................B - 2
                          PROJECTED BUSINESS PLAN AND STRATEGY.......B - 3

                                                         LESLIE'S POOLMART/B-3-1
--------------------------------------------------------------------------------

Overview of Business Plan and Strategy

  . DILLON READ HAS PERFORMED DUE DILIGENCE OF LESLIE'S POOLMART'S BUSINESS PROJECTIONS AND STRATEGIES INCLUDING:

     - Receipt and review of financials as of September 28, 1996 and subsequent revisions including:

        .  Detailed preliminary results for 12 months ended December 1996

        .  Summary projections for fiscal years 1997-2001

     - Discussions with Brian McDermott, President and CEO, and Bob Olsen, CFO, regarding major assumptions underlying strategy and potential upside and downside risks


  . MANAGEMENT HAS INDICATED THAT THERE WILL BE NO MAJOR CHANGES IN THE COMPANY'S BUSINESS PLAN AND STRATEGY IF POOLMART USA IS SUCCESSFUL IN ACQUIRING LESLIE'S.

     -  The Company may slightly slow growth of new store openings.


  .  THE FOLLOWING PAGES SUMMARIZE CERTAIN ASPECTS OF THE PLAN.

                                                         LESLIE'S POOLMART/B-3-2
--------------------------------------------------------------------------------

Projected Financial Performance

   .  SIGNIFICANT ASSUMPTIONS AND/OR CHANGES IN LESLIE'S BUSINESS PLAN INCLUDE:

      - Normal weather patterns throughout the 5 year projection period, 1997-2001

      - Reduced new store openings from the 40 - 50 level to the 25 - 35 level in 1997 & 1998

      - No new store openings in Florida and the assumption that the existing store base is breakeven in 1997 and profitable in 1998

      - Restructure of commercial compensation system which should cause commercial sales to increase at a greater rate than in 1996

                                                         LESLIE'S POOLMART/B-3-3
--------------------------------------------------------------------------------

Review of Business Plan and Strategy


  . DILLON READ COMPARED LESLIE'S POOLMART'S HISTORICAL GROWTH AND PROFITABILITY TO THOSE PRESENTED IN THE CURRENT BUSINESS PLAN.

---------------------------------------------------------------------------------------------------------
SELECTED STATISTICS
                                                                        Projected              Historical
                                                                        1997-2001              1992-1996P
                                                                        ---------              ----------
Annual Average Number of Net New Store Openings                              39                     31

CAGR in New Store Openings                                                 12.4%                  16.0%

Average Comparable Store Sales Increase                                     8.8                    8.8

Average Sales Growth                                                       14.8                   18.4

Average Gross Margin                                                       38.4                   39.0

Average EBIT Margin                                                         6.7                    5.2

CAGR in EPS                                                                24.9                   16.7
---------------------------------------------------------------------------------------------------------


  . IN SUMMARY, LESLIE'S BUSINESS PLAN IS GENERALLY MORE AGGRESSIVE THAN THE COMPANY'S HISTORICAL RESULTS IN EVERY ASPECT THAN NEW STORE OPENINGS.

     - This can be in part attributable to the assumption of normal weather patterns throughout the projection periods.

                                                         LESLIE'S POOLMART/B-3-4
--------------------------------------------------------------------------------

Projected Financial Performance

     --------------------------------------------------------------------------
     NUMBER OF STORES

     (in millions)

     [GRAPH APPEARS HERE]

                            1996P-2001E CAGR: 11.9%

               1996P        1997E         1998E        1999E        2000E        2001E
               -----        -----         -----        -----        -----        -----
                259          285           320          360          405          455


-----------------------------------------------------------------------------------------------
Net New Stores 35            25            35           40           45           50
   % Change    12%           10%           12%          13%          13%          12%
-----------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------
     COMPARABLE STORE SALES GROWTH

     [GRAPH APPEARS HERE]

                           1997P-2001E AVERAGE: 8.9%

               1996P        1997E         1998E        1999E        2000E        2001E
               -----        -----         -----        -----        -----        -----
               11.0%        10.7%          10.5%        8.8%         7.4%         7.0%


     --------------------------------------------------------------------------
     TOTAL SALES

     (in millions)

     [GRAPH APPEARS HERE]

                            1996P-2001E CAGR: 14.8%

               1996P        1997E         1998E        1999E        2000E        2001E
               ------       ------        ------       ------       ------       ------
               $191.6       $223.3        $260.1       $298.6       $338.8       $382.6


-------------------------------------------------------------------------------------------------
% Change       18.2%         16.5%         15.9%        14.8%        13.5%        12.9%
-------------------------------------------------------------------------------------------------

                                                         LESLIE'S POOLMART/B-3-5
--------------------------------------------------------------------------------

Projected Financial Performance

   . GROSS MARGIN IS PROJECTED TO REMAIN EFFECTIVELY CONSISTENT WITH 1996P RESULTS.

      - As a result, gross profit grows at approximately the same rate as sales.

     --------------------------------------------------------------------------
     GROSS PROFIT

     [GRAPH APPEARS HERE]

                            1996P-2001E CAGR: 15.1%

                 1996P        1997E         1998E        1999E        2000E        2001E
                 -----        -----         ------       ------       ------       ------
                $72.7        $85.6         $100.2       $115.0       $130.1       $146.6

-------------------------------------------------------------------------------------------------
% Change        20.4%         17.7%          16.5%        14.8%        13.1%        12.7%
-------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------
     GROSS MARGIN

     [GRAPH APPEARS HERE]

                            1996P-2001E Average: 38.3%

      1996P        1997E         1998E        1999E        2000E        2001E
      -----        -----         -----        -----        -----        -----
      37.9%        38.3%         38.5%        38.5%        38.4%        38.3%

                                                         LESLIE'S POOLMART/B-3-6
--------------------------------------------------------------------------------

Projected Financial Performance

   . EBIT MARGIN IS PROJECTED TO IMPROVE OVER THE PROJECTION PERIOD DUE TO THE ABILITY TO LEVERAGE SG&A EXPENSES AND REDUCED NEW STORE OPENINGS.


      --------------------------------------------------------------------------
      EBIT

      (in millions)

      [GRAPH APPEARS HERE]

                            1996P-2001E CAGR: 22.3%

      1996P        1997E         1998E        1999E        2000E        2001E
      -----        -----         -----        -----        -----        -----
      $10.2        $12.6         $17.0        $21.0        $24.5        $28.0


-------------------------------------------------------------------------------------------------
% Change                 52.2%         23.5%         34.9%        23.5%        16.7%        14.3%
-------------------------------------------------------------------------------------------------


      --------------------------------------------------------------------------
      EBIT MARGIN

      [GRAPH APPEARS HERE]

                           1997P-2001E Average: 6.7%

      1996P        1997E         1998E        1999E        2000E        2001E
      -----        -----         -----        -----        -----        -----
       5.3%         5.7%          6.5%         7.0%         7.2%         7.3%

                                                         LESLIE'S POOLMART/B-3-7
--------------------------------------------------------------------------------

Projected Financial Performance

      AS A RESULT OF THE ABOVE FACTORS, NET INCOME AND EPS ARE PROJECTED TO GROW APPROXIMATELY 25%-30% PER YEAR.

      --------------------------------------------------------------------------
      NET INCOME

      (in millions)

      [GRAPH APPEARS HERE]

                            1996P-2001E CAGR: 29.8%

         1996P        1997E         1998E        1999E        2000E        2001E
         -----        -----         -----        -----        -----        -----
         $4.3         $5.7          $8.2         $10.7        $13.0        $15.3

--------------------------------------------------------------------------------
% Change
         26.5%        32.6%         43.9%        30.5%        21.5%        17.7%
--------------------------------------------------------------------------------


      --------------------------------------------------------------------------
      EARNINGS PER SHARE

      [GRAPH APPEARS HERE]

                            1996P-2001E CAGR: 25.6%

      1996P/1/     1997E/1/      1998E        1999E        2000E        2001E
      --------     --------      -----        -----        -----        -----
       $0.63        $0.80        $1.14        $1.45        $1.71        $1.97
      --------------------------------------------------------------------------

      Note 1: Excludes asset write-off.

                                                               LESLIE'S POOLMART
--------------------------------------------------------------------------------

                                           Presentation to the Special Committee
                                                       of the Board of Directors

                        Review of Proposed Transaction.......................  A
                             Overview of Sale Process.................  A - 1
                             Summary of Terms and Conditions of Offer.  A - 2
                             Acquisition Multiples....................  A - 3
                             Feasibility of Proposed Transaction......  A - 4
                        Review of Leslie's Poolmart..........................  B
                             Historical Financial Performance.........  B - 1
                             Historical Trading Analysis..............  B - 2
                             Projected Business Plan and Strategy.....  B - 3
                        PRELIMINARY VALUATION................................  C

                                                           LESLIE'S POOLMART/C-1
--------------------------------------------------------------------------------

Discounted Cash Flow Analysis


   . BASED UPON THE BUSINESS PLAN PROVIDED BY MANAGEMENT, DILLON READ EVALUATED A MEASURE OF INTRINSIC VALUE USING A DISCOUNTED CASH FLOW ANALYSIS.

-------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS

(in millions, except per share data)

                                                                            Discount Rates
                                                               --------------------------------------
                                                                 11.0%          12.0%          13.0%
                                                               --------       --------       --------
Net Present Value of Cash Flows                                 $ 16.6         $ 15.9         $ 15.3
Terminal Value as a Multiple (6.0x) of 2001 EBITDA               123.6          118.2          113.1
                                                               --------       --------       --------
Total Net Present Value of Enterprise                            140.2          134.1          128.4
Less: Net Debt                                                   (33.1)         (33.1)         (33.1)
                                                               --------       --------       --------
TOTAL NET PRESENT VALUE OF EQUITY                               $107.1         $101.0         $ 95.3
Per Share Basis                                                 $15.36         $14.55         $13.78
-----------------------------------------------------------------------------------------------------

   . BASED ON THE COMPARISON OF THE COMPANY'S PROJECTED RESULTS TO HISTORICAL RESULTS, WE VIEW LESLIE'S CURRENT PLAN AS A BETTER THAN AVERAGE SCENARIO.

      - Assumes normal weather for next 5 years where as 2 out of the last 5 years (1992 & 1995) had abnormally poor weather conditions.

   . ASSUMING THE COMPANY EXPERIENCES ONE POOR WEATHER YEAR OVER THE NEXT FIVE SIGNIFICANTLY REDUCES THE EQUITY VALUE.


-------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ASSUMING POOR WEATHER YEAR IN 1999/1/

(in millions, except per share data)

                                                                            Discount Rates
                                                               --------------------------------------
                                                                 11.0%          12.0%          13.0%
                                                               --------       --------       --------
Adjusted Net Present Value of Equity                            $ 91.7         $86.3          $81.2
Per Share Basis                                                 $13.31         $12.59         $11.91
-----------------------------------------------------------------------------------------------------

Note 1: Assumes EBITDA and cash flow decline by 25% and grow the next year at 50% and 25% each year thereafter.

                                                           LESLIE'S POOLMART/C-2
--------------------------------------------------------------------------------

Leveraged Buyout Analysis

   . A LEVERAGED BUYOUT AT PURCHASE PRICES GREATER THAN $14.50 WOULD BE DIFFICULT TO FINANCE DUE TO INCREASINGLY WEAKER CREDIT STATISTICS BELOW MARKET EQUITY RETURNS.

      -------------------------------------------------------------------------
      SUMMARY 5-YEAR EQUITY RETURN ANALYSIS

                                                                       Price Per Common Share/1/
                                                          ------------------------------------------------
                                                          $14.50         $15.00        $15.50      $16.00
----------------------------------------------------      -------        -------       -------     -------
1997E EBITDA/Total Fixed Charges                            0.57x          0.57x         0.57x       0.56x
1997E EBIT/Total Fixed Charges                              0.31           0.31          0.30        0.29
Total Debt/Capitalization                                  65.9%          65.6%         65.4%       65.2%
Total Debt / EBITDA                                         5.1x           5.2x          5.3x        5.4x
IRR Assuming 6.0x Exit Multiple of 2001 EBITDA             17.2%          14.9%         12.7%       10.6%
---------------------------------------------------------------------------------------------------------

Note 1: Assumes increase in purchase price is funded 50% with equity and 50% with debt.

                                                           LESLIE'S POOLMART/C-3
--------------------------------------------------------------------------------

Recapitalization Analysis


   . AN ANALYSIS OF LESLIE'S COMPLETING A LEVERAGED RECAPITALIZATION BY PAYING A ONE-TIME CASH DIVIDEND FINANCED WITH DEBT GENERALLY RESULTS IN LOWER VALUES.

      --------------------------------------------------------------------------
      RECAPITALIZATION VALUATION ANALYSIS
      (in millions, except per share data)

Cash dividend per share             $  5.00          $  6.00         $  7.00         $  8.00
---------------------------------   --------         --------        --------        --------
Total cash dividend                 $29,212          $36,734         $44,257         $51,779
1996 EBIT/Interest expense              1.3x             1.1x            1.0x            1.0x
1996 EBITDA/Interest expense            1.8              1.6             1.5             1.4
1997E pro forma EPS                 $  0.42          $  0.33         $  0.25         $  0.17
Assumed P/E multiple/1/                13.4x            13.4x           13.4x           13.4x
                                    -------          -------         -------         -------
Implied stock value                 $  5.61          $  4.50         $  3.39         $  2.28
                                    -------          -------         -------         -------
  TOTAL VALUE PER SHARE             $ 10.61          $ 10.50         $ 10.39         $ 10.28
---------------------------------------------------------------------------------------------

Note 1:  Multiple of 1997E earnings prior to announcement of $14.50 offer.


   . IN ADDITION, THERE ARE MANY OTHER NEGATIVE QUALITATIVE FACTORS TO CONSIDER WHICH COULD CAUSE THE COMPANY'S STOCK TO TRADE AT LEVELS BELOW THAT INDICATED ABOVE, INCLUDING:

      -  The resulting very small market capitalization and float of stock

      - Significant financial leverage added to inherent operating leverage of business due to seasonality and unpredictability of weather.

                                                           LESLIE'S POOLMART/C-4
--------------------------------------------------------------------------------

Analysis of Comparable Acquisitions

   . NO MEANINGFUL ACQUISITIONS OF RETAILERS OF POOL SUPPLIES HAVE BEEN COMPLETED IN RECENT YEARS.

      - As a result, comparable acquisition statistics do not provide clear valuation parameters.

   . REVIEWING A SELECTION OF ACQUISITIONS OF RETAILERS, BROADLY DEFINED, THE VALUATION MULTIPLES OF LESLIE'S ARE COMPARABLE TO THOSE RECEIVED BY OTHER RETAILERS IN RECENT ACQUISITIONS.

      --------------------------------------------------------------------------
      COMPARABLE MERGER ANALYSIS FOR SPECIALTY RETAIL COMPANIES

                                                                         Offer for Assets to LTM:     Offer for Equity to:/1/
                                                                        --------------------------    ------------------------
Offer Date      Acquiror/Target               Description of Target     Sales      EBIT     EBITDA    Book Value   LTM Net Inc
----------   ---------------------------    ------------------------    -----      -----    ------    ----------   -----------
11/27/96     Childs/Central Tractor         Tractor/hardware stores      0.6x      11.8x      9.3x       1.7x         20.8x
10/02/96     Toys 'R Us/Baby Superstores    Childrens wear stores        1.6        NM        NM         4.2           NM
09/04/96     Staples/Office Depot           Office supply stores         0.7       16.5      12.8        3.3          26.2
08/15/96     Sears Robuck/Orchard           Hardware stores              0.7 /2/   12.2 /2/   9.2 /2/    2.7          27.5
08/08/96     Proffits/Parisian              Family apparel stores        0.6       15.4       9.9        2.6          24.4
10/23/95     Proffits/Younkers              Department stores            0.5       11.4       7.4        1.4          17.5
02/07/95     Petsmart/Petstuff              Pet supply stores            0.8        NM        NM         2.4           NM
             MEDIAN                                                      0.7X      12.2X      9.3X       2.6X         24.4X
             LESLIE'S IMPLIED
             VALUE PER SHARE/3/                                        $14.53     $13.57    $14.61     $14.33        $15.37
---------------------------------------------------------------------------------------------------------------------------

Note 1:  Includes cash paid for outstanding options.
Note 2: Assumes the conversion of preferred stock into 1.28MM shares of Sears common stock.
Note 3:  Based on 1996P financials.

   . HOWEVER, MANY OF THE ABOVE TRANSACTIONS ARE OF A SIGNIFICANTLY LARGER SIZE AND REPRESENT CONSOLIDATIONS OF COMPETITORS IN THE SAME INDUSTRY WHICH TYPICALLY RESULTS IN SIGNIFICANT COST SAVING OPPORTUNITIES.

                                                           LESLIE'S POOLMART/C-5
--------------------------------------------------------------------------------

Analysis of Accretion (Dilution) at Various Purchase Prices


   . AT $14.50 A SHARE IN CASH AND HIGHER PRICES, AN ACQUISITION OF LESLIE'S BY A CORPORATE ACQUIROR WOULD BE SLIGHTLY DILUTIVE.

      -  Does not reflect any synergies

      -  Assumes achievement of 1997 plan

      -------------------------------------------------------------------------
      ACCRETION (DILUTION) ANALYSIS
      (in millions)

                                   $14.50     $15.00     $15.50    $16.00
----------------------------      -------     ------     ------    ------
1997E Pretax Income                $ 9.6      $ 9.6      $ 9.6     $ 9.6
Plus:  Public Company Costs          0.3        0.3        0.3       0.3
Less:  Interest Expense on
       Acquisition Debt at 8.5%     (8.6)      (8.9)      (9.2)     (9.5)
                                  -------     ------     ------    ------
Adjusted Pretax Income               1.3        1.0        0.7       0.4
Less:  Taxes                        (0.5)      (0.4)      (0.3)     (0.2)
                                  -------     ------     ------    ------
    Net Income                       0.8        0.6        0.4       0.2
Goodwill Amortization/1/            (2.7)      (2.8)      (3.0)     (3.2)
                                  -------     ------     ------    ------
PRO FORMA NET INCOME               $(1.9)     $(2.2)     $(2.6)    $(3.0)
-------------------------------------------------------------------------

Note 1:  Assumes goodwill amortized over 25 years.

   .  HOWEVER, NO CORPORATE BUYER APPROACHED THE COMPANY WITH FORMAL BIDS.

--------------------------------------------------------------------------------

                                                                        Exhibits

                            FINANCIAL PROJECTIONS MODEL.....................   1
                            DISCOUNTED CASH FLOW ANALYSIS...................   2
                            LBO ANALYSIS....................................   3
                            RECAPITALIZATION ANALYSIS.......................   4
                            CALCULATION OF ESTIMATED WEIGHTED AVERAGE
                              COST OF CAPITAL...............................   5

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Financial Projections                             Confidential
(Dollars in thousands)

Income Statement

                                                           Projected For the Year Ending December 31,
                                    --------------------------------------------------------------------------------------
                                      1996P          1997              1998           1999           2000           2001
                                    --------       --------          --------       --------       --------       --------
  Sales
    Retail                          $179,119       $208,348          $244,139       $281,526       $320,338       $362,609
    Mail Order                         7,723          8,300             8,300          8,300          8,300          8,300
    Service                            4,798          6,661             7,660          8,809         10,131         11,651
                                    --------       --------          --------       --------       --------       --------
      Total Sales                    191,640        223,309           260,099        298,635        338,769        382,559

  Cost of Goods Sold                 118,919        137,691           159,925        183,664        208,632        235,947
                                    --------       --------          --------       --------       --------       --------
    Gross Profit                      72,721         85,617           100,174        114,972        130,137        146,612

  SG&A                                58,241         67,495            77,510         87,970         99,250        111,770
                                    --------       --------          --------       --------       --------       --------
    EBITDA                            14,480         18,122            22,664         27,001         30,887         34,842

  Depreciation & Amortization          4,327          5,492             5,710          6,042          6,424          6,848
                                    --------       --------          --------       --------       --------       --------
    EBIT                              10,153(1)      12,630(1)         16,954         20,959         24,463         27,994

  Interest and Other Expense           2,787          3,000             3,039          2,900          2,645          2,289
                                    --------       --------          --------       --------       --------       --------
    Pretax Income                      7,366          9,630            13,915         18,059         21,818         25,705

  Income Taxes                         3,053          3,955             5,668          7,326          8,829         10,384
                                    --------       --------          --------       --------       --------       --------
    Net Income                        $4,314         $5,675            $8,247        $10,733        $12,989        $15,321

    Shares Outstanding                 6,825          7,050             7,214          7,394          7,579          7,769
    EPS                                $0.63          $0.80             $1.14          $1.45          $1.71          $1.97

  (1) Excludes $750,000 and $100,000 write offs in 1996 and 1997, respectively.

  Assumptions
  Sales Growth
    Retail                             19.2%          16.3%             17.2%          15.3%          13.8%          13.2%
    Mail Order                         -2.8%           7.5%              0.0%           0.0%           0.0%           0.0%
    Service                            13.0%          38.8%             15.0%          15.0%          15.0%          15.0%
  Margins
    Gross Profit                       37.9%          38.3%             38.5%          38.5%          38.4%          38.3%
    SG&A                               30.4%          30.2%             29.8%          29.5%          29.3%          29.2%
    EBITDA                              7.6%           8.1%              8.7%           9.0%           9.1%           9.1%
    EBIT                                5.3%           5.7%              6.5%           7.0%           7.2%           7.3%
    Net Income                          2.3%           2.5%              3.2%           3.6%           3.8%           4.0%


                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Financial Projections                             Confidential
(Dollars in thousands)

Projected Balance Sheet

                                                                  Projected As of December 31,
                                                    --------------------------------------------------------------
                                                     1996P      1997       1998       1999       2000       2001
                                                    -------   -------     -------    -------    -------    -------
Assets
  Cash                                                  $87       $87         $87        $87        $87        $87
  Accounts Receivable                                 2,550     3,350       3,901      4,480      5,082      5,738
  Inventory                                          37,048    38,840      43,507     48,812     54,776     61,416
  Prepaid Expenses and Other Current                  1,693     2,233       2,601      2,986      3,388      3,826
  Deferred Tax Assets                                 2,321     2,321       2,321      2,321      2,321      2,321
                                                    -------   -------     -------    -------    -------    -------
    Total Current                                    43,699    46,831      52,418     58,686     65,653     73,388

  Net PP&E                                           33,307    35,775      37,520     39,532     41,763     43,570
  Goodwill, Net                                       8,298     8,038       7,783      7,528      7,273      7,018
  Other Assets                                          672       713         800        900      1,013      1,138
                                                    -------   -------     -------    -------    -------    -------
    Total Assets                                    $85,976   $91,356     $98,520   $106,647   $115,703   $125,114

Liabilities and Shareholders' Equity
  Accounts Payable                                   $9,155    $4,661      $5,221     $5,857     $6,573     $7,370
  Accrued Liabilities                                 5,556     5,583       6,502      7,466      8,469      9,564
                                                    -------   -------     -------    -------    -------    -------
    Total Current Liabilities                        14,711    10,243      11,723     13,323     15,042     16,934

  Total Debt                                         33,208    37,381      34,818     30,611     24,959     17,158
  Deferred Tax Liabilities                            1,963     1,963       1,963      1,963      1,963      1,963
                                                    -------   -------     -------    -------    -------    -------
    Total Liabiliites                                49,882    49,587      48,504     45,897     41,965     36,055

  Shareholders' Equity                               36,094    41,769      50,016     60,750     73,738     89,059
                                                    -------   -------     -------    -------    -------    -------
    Total Liabilities and Sharesholders' Equity     $85,976   $91,356     $98,520   $106,647   $115,703   $125,114



  Assumptions
  Accounts Receivable as a % of Sales                  1.3%      1.5%        1.5%       1.5%       1.5%       1.5%
  Prepaid Expenses and Other Current as
    a % of Sales                                       1.0%      1.0%        1.0%       1.0%       1.0%       1.0%
  Accrued Liabilities as a % of Sales                  2.9%      2.5%        2.5%       2.5%       2.5%       2.5%
  Accounts Payable as a % of Inventory                24.7%     12.0%       12.0%      12.0%      12.0%      12.0%
  Inventory per Store                                 $142      $136        $136       $136       $135       $135


                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Financial Projections                             Confidential
(Dollars in thousands)

Credit Statistics

                                                                      Projected As of December 31,
                                            ------------------------------------------------------------------------------------
                                             1996           1997              1998           1999           2000           2001
                                            ------         ------            ------         ------         ------         ------
  Total Debt                                33,208         37,381            34,818         30,611         24,959         17,158

  EBIT / Cash Interest                         3.6 x          4.2 x             5.6 x          7.2 x          9.2 x         12.2 x
  EBITDA / Cash Interest                       5.2            6.0               7.5            9.3           11.7           15.2
  EBITDA - CapX / Cash Interest                2.5            3.5               5.1            6.6            8.5           11.6

  EBIT / Total Interest                        3.6            4.2               5.6            7.2            9.2           12.2
  EBITDA / Total Interest                      5.2            6.0               7.5            9.3           11.7           15.2
  EBITDA - CapX / Total Interest               2.5            3.5               5.1            6.6            8.5           11.6

  Cash Fixed Charge Coverage Ratio             1.5            1.6               1.8            2.1            2.4            2.6

  Total Debt / EBIT                            3.3            3.0               2.1            1.5            1.0            0.6
  Total Debt / EBITDA                          2.3 x          2.1 x             1.5 x          1.1 x          0.8 x          0.5 x
  Total Debt / Total Capitalization           47.9%          47.2%             41.0%          33.5%          25.3%          16.2%
  Net Debt / Total Capitalization             47.8%          47.1%             40.9%          33.4%          25.2%          16.1%
  Total Debt / Common Equity                   0.9 x          0.9 x             0.7 x          0.5 x          0.3 x          0.2 x

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Financial Projections                             Confidential
(Dollars in thousands)

Projected Cash Flow Statement

                                                            Projected for the Year Ending December 31,
                                                   -----------------------------------------------------------
                                                    1996      1997      1998      1999       2000       2001
                                                   ------    ------    ------    -------    -------    -------
Operating Activities
  Net Income                                       $4,314    $5,675    $8,247    $10,733    $12,989    $15,321
  Depreciation                                      4,073     5,232     5,455      5,787      6,169      6,593
  Amortization of Goodwill                            254       260       255        255        255        255
  (Increase)/Decrease in Accts Receivable                      (800)     (552)      (578)      (602)      (657)
  (Increase)/Decrease in Inventory                           (1,792)   (4,667)    (5,305)    (5,964)    (6,640)
  (Increase)/Decrease in Prepaid & Other Current               (540)     (368)      (385)      (401)      (438)
  Increase/(Decrease) in Accounts Payable                    (4,494)      560        637        716        797
  Increase/(Decrease) in Accrued Liabilities                     27       920        963      1,003      1,095
                                                   ------    ------    ------    -------    -------    -------
    Total Operating Activities                      8,641     3,568     9,850     12,107     14,165     16,326

Investing Activities
  Capital Expenditures                             (7,522)   (7,700)   (7,200)    (7,800)    (8,400)    (8,400)
  (Increase)/Decrease in Other Assets                           (41)      (87)      (100)      (113)      (125)
                                                   ------    ------    ------    -------    -------    -------
    Total Investing Activities                     (7,522)   (7,741)   (7,287)    (7,900)    (8,513)    (8,525)


Total Cash Provided/(Used)                          1,119    (4,173)    2,563      4,207      5,652      7,801

    Beginning Balance Total Debt                   34,327    33,208    37,381     34,818     30,611     24,959
     Drawn/(Paydown)                               (1,119)    4,173    (2,563)    (4,207)    (5,652)    (7,801)
                                                   ------    ------    ------    -------    -------    -------
    Ending Balance Total Debt                      33,208    37,381    34,818     30,611     24,959     17,158

    Beginning Cash Balance                             87        87        87         87         87         87
    Cash Provided/(Used)                                0         0         0          0          0          0
                                                   ------    ------    ------    -------    -------    -------
    Ending Cash Balance                               $87       $87       $87        $87        $87        $87

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Financial Projections                             Confidential
(Dollars in thousands)


New Store Model



Sales Ramp-up             Average Sales     % Growth            Number of New Stores Opened
                           -----------    -----------
  Year 1                      $400             NM                    1991           97 A              1997        25 E
  Year 2                       550           37.5%                   1992           37 A              1998        35 E
  Year 3                       650           18.2%                   1993           16 A              1999        40 E
  Year 4                       730           12.3%                   1994           26 A              2000        45 E
  Year 5                       840           15.1%                   1995           44 A              2001        50 E
  Thereafter                    NM            2.5%                   1996           40 E              2002        50 E


Projected Retail Sales

                              Sales from Stores in Model
            -----------------------------------------------------------                    Stores At
             Year 1    Year 2    Year 3    Year 4    Year 5  Thereafter     Total Sales     Year End
            -------   -------   -------   -------   -------  ----------     -----------     --------
1996        $12,661   $21,722   $15,361   $12,151   $32,739   $ 84,485       $179,119            260
1997         10,000    18,992    27,153    18,433    13,985    119,785        208,348            285
1998         14,000    13,750    23,738    32,583    21,761    138,307        244,139            320
1999         16,000    19,250    16,250    28,487    37,470    164,070        281,526            360
2000         18,000    22,000    22,750    18,250    32,760    206,578        320,338            405
2001         20,000    24,750    26,000    25,550    20,988    245,321        362,609            455



Projected Rent Expense

                           Rent Expense     Total                   Total Rent     Total Rent Expense
                            per Store       Stores                    Expense       as a % of Sales
                           -----------      ------                  ----------     -----------------
  1995 A                       $60            224                     $13,397            8.2%
  1996                          61            260                      15,804            8.2%
  1997                          65            285                      18,415            8.2%
  1998                          67            320                      21,449            8.2%
  1999                          68            360                      24,627            8.2%
  2000                          69            405                      27,937            8.2%
  2001                          69            455                      31,548            8.2%

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Financial Projections                             Confidential
(Dollars in thousands)

Capital Expenditures, Depreciation and Amortization and Tax Schedule


Capital Expenditures                                         Projected for the Year Ending December 31,
                                                     -------------------------------------------------------------
                                                      1996       1997       1998       1999       2000       2001
                                                     ------     ------     ------     ------     ------     ------
  Base CapEx                                         $3,522     $5,200     $3,700     $3,800     $3,900     $3,900
  New Stores CapEx            $100 Per Store          4,000      2,500      3,500      4,000      4,500      4,500
                                                     ------     ------     ------     ------     ------     ------
    Total CapEx                                      $7,522     $7,700     $7,200     $7,800     $8,400     $8,400


Depreciation and Amortization Schedule                        Projected for the Year Ending December 31,
                                                     -------------------------------------------------------------
                                                      1996       1997       1998       1999       2000       2001
                                                     ------     ------     ------     ------     ------     ------
  Existing PP&E                                      $3,321     $3,710     $3,213     $2,765     $2,307     $1,891
  Total New CapEx               10 Avg Life
    1996                                                752        752        752        752        752        752
    1997                                                           770        770        770        770        770
    1998                                                                      720        720        720        720
    1999                                                                                 780        780        780
    2000                                                                                            840        840
    2001                                                                                                       840
                                                     ------     ------     ------     ------     ------     ------
      Total Depreciation                              4,073      5,232      5,455      5,787      6,169      6,593
  Amortization of Existing Goodwill                     254        260        255        255        255        255
                                                     ------     ------     ------     ------     ------     ------
    Total Depreciation and Amortization              $4,327     $5,492     $5,710     $6,042     $6,424     $6,848


Tax Schedule                                                    Projected for the Year Ending December 31,
                                                     --------------------------------------------------------------
                                                      1996       1997        1998       1999       2000       2001
                                                     ------     ------     -------    -------    -------    -------
  Pretax Income                                      $7,366     $9,630     $13,915    $18,059    $21,818    $25,705
  Plus:  Goodwill Amortization                          254        260         255        255        255        255
                                                     ------     ------     -------    -------    -------    -------
    Total Taxable Income                              7,620      9,890      14,170     18,314     22,073     25,960
    Tax Rate                  40.0%                    40.0%      40.0%       40.0%      40.0%      40.0%      40.0%
                                                     ------     ------     -------    -------    -------    -------
      Total Income Taxes                             $3,053     $3,955     $ 5,668    $ 7,326    $ 8,829    $10,384


                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Financial Projections                             Confidential
(Dollars in thousands)

Debt Schedule

                                                   Projected for the Year Ending December 31,
                                ------------------------------------------------------------------------------------
                                 1996           1997              1998           1999           2000           2001
                                ------         ------            ------         ------         ------         ------
Total Debt
  Beginning Balance             34,327         33,208            37,381         34,818         30,611         24,959
  Change                        (1,119)         4,173            (2,563)        (4,207)        (5,652)        (7,801)
  Ending Balance                33,208         37,381            34,818         30,611         24,959         17,158
  Cash Interest                  2,787          3,000             3,039          2,900          2,645          2,289

--------------------------------------------------------------------------------
Leslie's Poolmart Discounted Cash Flow Analysis
(Dollars in thousands)

Valuation Summary

      Net Present Value of Cash Flows                      Net Present Value of Terminal Value

                                                                                             As a Multiple of 2001 EBITDA
        Average Cost     Value of                            Average Cost               -------------------------------------
         of Capital    Free Cash Flow                         of Capital                  5.0     x      6.0     x      7.0    x
        ------------   --------------                        ------------               -------        -------        -------
             11%           16,766                                11.00%                 103,385        124,062        144,739
             12%           16,110                                12.00%                  98,851        118,622        138,392
             13%           15,489                                13.00%                  94,554        113,465        132,376

                 Enterprise Valuation

                                                   As a Multiple of 2001 EBITDA
                   Average Cost               -------------------------------------
                    of Capital                  5.0     x      6.0     x      7.0    x
                   ------------               -------        -------        -------
                       11%                    120,151        140,828        161,505
                       12%                    114,962        134,732        154,502
                       13%                    110,043        128,954        147,865

                 Less:  Current Net Debt       33,121         33,121         33,121

                 Equity Valuation

                                                   As a Multiple of 2001 EBITDA
                   Average Cost               -------------------------------------
                    of Capital                  5.0     x      6.0     x      7.0    x
                   ------------               -------        -------        -------
                       11%                     87,030        107,707        128,384
                       12%                     81,841        101,611        121,381
                       13%                     76,922         95,833        114,744

                                                   As a Multiple of 2001 EBITDA
                                              -------------------------------------
                   Per Share                    5.0     x      6.0     x      7.0    x
                                              -------        -------        -------
                       11%                     $12.69         $15.43         $18.18
                       12%                     $12.00         $14.62         $17.25
                       13%                     $11.34         $13.86         $16.37

--------------------------------------------------------------------------------
Leslie's Poolmart Discounted Cash Flow Analysis
(Dollars in thousands)

Free Cash Flow Reconciliation

                                                                          Projected For the Year Ending December 31,
                                                              -----------------------------------------------------------------
                                                                 1996       1997        1998       1999       2000       2001
                                                              ---------  ---------   ---------  ---------  ---------  ---------
 Total Sales                                                  $191,640   $223,309    $260,099   $298,635   $338,769   $382,559

 Earnings Before Interest & Taxes                               10,153     12,630      16,954     20,959     24,463     27,994
 Plus:  Goodwill Amortizaton                                       254        260         255        255        255        255
                                                              ---------  ---------   ---------  ---------  ---------  ---------
 Earnings Before Interest, Taxes and Amortization               10,407     12,890      17,209     21,214     24,718     28,249

   Tax Effect              40%                                  (4,163)    (5,156)     (6,884)    (8,486)    (9,887)   (11,300)
                                                              ---------  ---------   ---------  ---------  ---------  ---------
 Earnings Before Interest and Amortization, after tax            6,244      7,734      10,325     12,728     14,831     16,949

 Plus:  Depreciation                                             4,073      5,232       5,455      5,787      6,169      6,593
 Less:  Increase in Working Capital                               (168)    (7,599)     (4,107)    (4,669)    (5,248)    (5,843)
 Less:  Capital Expenditures and Increase in Other Assets       (7,522)    (7,741)     (7,287)    (7,900)    (8,513)    (8,525)
                                                              ---------  ---------   ---------  ---------  ---------  ---------

   Net Free Cash Flow                                           $2,627    ($2,374)     $4,386     $5,947     $7,239     $9,175

 EBITDA                                                         14,480     18,122      22,664     27,001     30,887     34,842


                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Leveraged Buyout Analysis                         Confidential
(Dollars in thousands)

Transaction Summary

Equity Valuation
  Current Common Shares Out                     6,548.411
  Proposed Price per Share                         $14.50
                                                ---------
    Value of Common Shares                         94,952

  Options Outstanding                                 974
  Average Exercise Price                            $8.62
  Proposed Price per Share                         $14.50
                                                ---------
    Value of Options                               $5,724

    Total Value of Equity                        $100,675


Goodwill Calculation
     Purchase Price of Equity                    $100,675
     Plus:  Transaction Fees and Expenses           2,812

     Less:  Book Value of Equity                   36,094
                                                ---------
          Total Goodwill                          $67,394

     Years of Amortization                             25
     Annual Goodwill Expense                        2,696



Sources of Funds                                  % of Total        Coupon      Warrants
                                                  ----------        ------      --------
  Common Equity                    $22,000               16%           NM
  PIK Preferred A                   28,000               20%         11.3%        15.0%
  PIK Preferred B                        0                0%         11.3%
  Senior Unsecured Notes            85,000               60%         11.8%         4.0%
  Revolver                           5,695                4%          8.0%
                                  --------
    Total Sources of Funds        $140,696              100%


Fees and Expenses
   Transaction Fees                               $1,812
   Transaction Expenses                            1,000
   Financing Fees                                  3,500
   Financing Expenses                                500
                                                  ------
     Total Fees and Expenses                      $6,812

   Deferred Financing Fees                        $4,000
   Years of Amortization                               7
                                                  ------
      Annual Amortization of Financing Fees         $571


Uses of Funds
  Purchase Price of Equity                     $100,675
  Revolving Loan                                  6,000
  Mortgage Notes                                  1,049
  Notes                                             719
  Convertible Subordinated Notes                 10,000
  Line of Credit                                 15,440
  Fees and Expenses                               6,812
                                               --------
      Total Uses of Funds                      $140,696


Pro Forma Capitalization                 1996 Pro Forma         1997          1998           1999          2000          2001
                                         --------------       -------       -------        -------       -------       -------
  Total Long-term Debt                           85,000        85,000        85,000         85,000        85,000        85,000
  Total Debt                                     90,695        93,715        96,085         96,588        95,402        92,391
  Net Debt                                       90,608        93,615        95,985         96,488        95,302        92,291
  Total Equity                                   50,000        48,560        49,179         51,734        56,014        62,112
  Total Book Capitalization                     140,696       142,275       145,264        148,322       151,416       154,503

Credit Statistics
  EBIT / Cash Interest (1)                          1.0 x         1.0 x         1.3 x          1.6 x         1.8 x         2.1 x
  EBITDA / Cash Interest (1)                        1.4           1.8           2.1            2.5           2.9           3.2
  EBITDA - CapX /Cash Interest (1)                  0.7           1.0           1.3            1.7           2.0           2.3
  EBIT /Total Interest                              1.0           1.0           1.3            1.6           1.8           2.1
  EBITDA / Total Interest                           1.4           1.8           2.1            2.5           2.9           3.2
  EBITDA - CapX /Total Interest                     0.7           1.0           1.3            1.7           2.0           2.3
  EBITDA/Total Fixed Charges                       0.78          0.57          0.64           0.69          0.72          0.74
  EBIT/Total Fixed Charges                         0.55          0.31          0.38           0.43          0.46          0.49

  Cash Fixed Charge Coverage Ratio                  1.0           1.0           1.1            1.2           1.2           1.3
  Total Fixed Charge Coverage Ratio                 0.9           0.9           1.0            1.1           1.1           1.2
  Total Fixed Obligations/Total Book
    Capitalization (2)                             84.4%         87.8%         90.0%          91.1%         91.3%         90.7%
  Total Debt / EBIT                                 8.9           9.4           7.0            5.6           4.8           4.0
  Total Debt / EBITDA                               6.3 x         5.1 x         4.2 x          3.5 x         3.1 x         2.6 x
  Total Debt / Total Capitalization                64.5%         65.9%         66.1%          65.1%         63.0%         59.8%
  Net Debt / Total Capitalization                  64.4%         65.8%         66.1%          65.1%         62.9%         59.7%
  Total Debt / Common Equity                        1.8 x         1.9 x         2.0 x          1.9 x         1.7 x         1.5 x

Note 1:  Excludes PIK preferred and zero coupon bonds.
Note 2: Includes PIK preferred and zero coupon bonds in total fixed obligations.

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Leveraged Buyout Analysis                         Confidential
(Dollars in thousands)

Return Analysis

Summary 5-Year Return Analysis
                                                                       Price per Common Share
                                                         -------------------------------------------------
Common Equity                                            $14.50         $15.00        $15.50        $16.00
                                                         ------         ------        ------        ------
       Based on                   5 x                      4.5%           1.8%         -0.9%         -3.6%
       Exit Multiple of           6 x                     17.2%          14.9%         12.7%         10.6%
       EBITDA                     7 x                     25.4%          23.2%         21.1%         19.1%


PIK Preferred A
       Based on                   5 x                     11.2%          11.1%         10.9%         10.8%
       Exit Multiple of           6 x                     13.0%          12.9%         12.7%         12.6%
       EBITDA                     7 x                     14.6%          14.5%         14.4%         14.3%


Implied Transaction Multiples
                                                    Actual
                                                   --------
   1996 Sales                                        0.7 x

   1996 EBIT                                        13.9

   1996 EBITDA                                       9.7

   1996 Net Income                                  23.3

   1997 Net Income                                  17.7

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Leveraged Buyout Analysis                         Confidential
(Dollars in thousands)

Projected Income Statement

                                                                 Projected For the Year Ending December 31,
                                                 ----------------------------------------------------------------------------
                                                   1996          1997        1998           1999          2000         2001
                                                 -------       -------     -------        -------       -------       -------
Sales
  Retail                                         179,119       208,348     244,139        281,526       320,338       362,609
  Mail Order                                       7,723         8,300       8,300          8,300         8,300         8,300
  Service                                          4,798         6,661       7,660          8,809        10,131        11,651
                                                 -------       -------     -------        -------       -------       -------
    Total Sales                                  191,640       223,309     260,099        298,635       338,769       382,559

Cost of Goods Sold                               118,919       137,691     159,925        183,664       208,632       235,947
                                                 -------       -------     -------        -------       -------       -------
  Gross Profit                                    72,721        85,617     100,174        114,972       130,137       146,612

Operating Expenses
  SG&A                                            58,241        67,495      77,510         87,970        99,250       111,770
  Less:  Public Company Expenses                       0          (250)       (250)          (250)         (250)         (250)
                                                 -------       -------     -------        -------       -------       -------
    EBITDA                                        14,480        18,372      22,914         27,251        31,137        35,092

Depreciation and Amortization
  Depreciation                                     4,073         4,843       5,713          6,633         7,603         8,623
  Amortization of Existing Goodwill                  254           254         254            254           254           254
  Amortization of New Goodwill                         0         2,696       2,696          2,696         2,696         2,696
  Amortization of Financing Fees                       0           571         571            571           571           571
                                                 -------       -------     -------        -------       -------       -------
    Total Depreciation and Amortization            4,327         8,364       9,234         10,154        11,124        12,144
                                                 -------       -------     -------        -------       -------       -------
      EBIT                                        10,153        10,008      13,680         17,097        20,012        22,948

Interest Expense
  Existing Debt                                    2,787             0           0              0             0             0
  Revolver                                             0           456         697            887           927           832
  Zero Coupon Bonds                                    0             0           0              0             0             0
  Senior Unsecured Notes                               0         9,988       9,988          9,988         9,988         9,988
  Interest Income                                     (2)           (2)         (2)            (2)           (2)           (2)
                                                 -------       -------     -------        -------       -------       -------
    Net Interest Expense                           2,785        10,441      10,683         10,872        10,913        10,818
                                                 -------       -------     -------        -------       -------       -------
      Pretax Income                                7,368          (433)      2,997          6,225         9,100        12,130

  Income Taxes                                     3,053         1,007       2,379          3,670         4,820         6,032
                                                 -------       -------     -------        -------       -------       -------
    Net Income                                    $4,315       ($1,440)       $618         $2,555        $4,280        $6,098

Assumptions
  Sales Growth
    Retail                                          19.2%         16.3%       17.2%          15.3%         13.8%         13.2%
    Mail Order                                      -2.8%          7.5%        0.0%           0.0%          0.0%          0.0%
    Service                                         13.0%         38.8%       15.0%          15.0%         15.0%         15.0%
  Margins
    Gross Profit                                    37.9%         38.3%       38.5%          38.5%         38.4%         38.3%
    SG&A                                            30.4%         30.2%       29.8%          29.5%         29.3%         29.2%
    EBITDA                                           8.1%          8.8%        9.4%           9.7%          9.7%          9.7%
    EBIT                                             5.7%          4.8%        5.6%           6.1%          6.2%          6.3%
    Net Income                                       2.4%         -0.7%        0.3%           0.9%          1.3%          1.7%

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Leveraged Buyout Analysis                         Confidential
(Dollars in thousands)

Projected Balance Sheet

                                                                             Projected As of December 31,
                                                           --------------------------------------------------------------------
                                                             1996       Adjustments    1996 Pro Forma     1997           1998
                                                           -------      -----------    --------------   --------       --------
Assets
  Cash                                                         $87                0           $87           $100           $100
  Accounts Receivable                                        2,550                0         2,550          2,847          3,316
  Inventory                                                 37,048                0        37,048         38,840         43,507
  Prepaid Expenses and Other Current                         1,693                0         1,693          2,263          2,636
  Deferred Tax Assets                                        2,321                0         2,321          2,321          2,321
                                                           -------                       --------       --------       --------
    Total Current                                           43,699                         43,699         46,371         51,881

  Net PP&E                                                  33,307                0        33,307         36,164         39,151
  Goodwill, Net                                              8,298           67,394        75,692         72,742         69,792
  Amortized Financing Fees                                       0            4,000         4,000          3,429          2,857
  Other Assets                                                 672                0           672            713            800
                                                           -------                       --------       --------       --------
    Total Assets                                           $85,976                       $157,370       $159,418       $164,480

Liabilities and Shareholders' Equity
  Accounts Payable                                          $9,155                0        $9,155         $9,598        $10,751
  Accrued Liabilities                                        5,556                0         5,556          5,583          6,502
  Line of Credit and Project Financing Facility             15,440          (15,440)            0              0              0
  New Revolver                                                   0            5,695         5,695          8,714         11,085
  Current Portion of Long-term Debt                          2,120           (2,120)            0              0              0
                                                           -------                       --------       --------       --------
    Total Current Liabilities                               32,271                         20,406         23,895         28,338

  Revolving Loan                         33,208              4,000           (4,000)            0              0              0
  Mortgage Notes Payable                                     1,049           (1,049)            0              0              0
  Notes Payable                                                599             (599)            0              0              0
  Convertible Subordinated Notes                            10,000          (10,000)            0              0              0

  Senior Unsecured Notes                                         0           85,000        85,000         85,000         85,000
                                                           -------                       --------       --------       --------
    Total Long-term Debt                                    15,648                         85,000         85,000         85,000

  Deferred Tax Liabilities                                   1,963                0         1,963          1,963          1,963
                                                           -------                       --------       --------       --------
    Total Liabiliites                                       49,882                        107,369        110,858        115,302


  PIK Preferred A                                                0           28,000        28,000         31,150         34,654
  PIK Preferred B                                                0                0             0              0              0
  Shareholders' Equity                                      36,094          (14,094)       22,000         17,410         14,525
                                                           -------                       --------       --------       --------
    Total Shareholders' Equity                              36,094                         50,000         48,560         49,179
                                                           -------                       --------       --------       --------
      Total Liabilities and Sharesholders' Equity          $85,976                       $157,370       $159,418       $164,480


  Assumptions
  Accounts Receivable as a % of Sales                          1.3%                           1.3%           1.3%           1.3%
  Prepaid Expenses and Other Current as a % of Sales           1.0%                           0.9%           1.0%           1.0%
  Accrued Liabilities as a % of Sales                          0.0%                           2.9%           2.5%           2.5%
  Accounts Payable as a % of Inventory                        24.7%                          24.7%          24.7%          24.7%
  Inventory per Store                                         $142                           $142           $136           $136


                                                              Projected As of December 31,
                                                          --------------------------------------
                                                            1999          2000            2001
                                                          --------      --------        --------
Assets
  Cash                                                        $100          $100            $100
  Accounts Receivable                                        3,808         4,319           4,878
  Inventory                                                 48,812        54,776          61,416
  Prepaid Expenses and Other Current                         3,027         3,433           3,877
  Deferred Tax Assets                                        2,321         2,321           2,321
                                                          --------      --------        --------
    Total Current                                           58,068        64,950          72,592

  Net PP&E                                                  41,717        43,814          45,391
  Goodwill, Net                                             66,842        63,893          60,943
  Amortized Financing Fees                                   2,286         1,714           1,143
  Other Assets                                                 900         1,013           1,138
                                                          --------      --------        --------
    Total Assets                                          $169,813      $175,384        $181,207

Liabilities and Shareholders' Equity
  Accounts Payable                                         $12,062       $13,536         $15,177
  Accrued Liabilities                                        7,466         8,469           9,564
  Line of Credit and Project Financing Facility                  0             0               0
  New Revolver                                              11,588        10,402           7,391
  Current Portion of Long-term Debt                              0             0               0
                                                          --------      --------        --------
    Total Current Liabilities                               31,116        32,407          32,132

  Revolving Loan                         33,208                  0             0               0
  Mortgage Notes Payable                                         0             0               0
  Notes Payable                                                  0             0               0
  Convertible Subordinated Notes                                 0             0               0

  Senior Unsecured Notes                                    85,000        85,000          85,000
                                                          --------      --------        --------
    Total Long-term Debt                                    85,000        85,000          85,000

  Deferred Tax Liabilities                                   1,963         1,963           1,963
                                                          --------      --------        --------
    Total Liabiliites                                      118,079       119,370         119,095


  PIK Preferred A                                           38,553        42,890          47,715
  PIK Preferred B                                                0             0               0
  Shareholders' Equity                                      13,181        13,124          14,396
                                                          --------      --------        --------
    Total Shareholders' Equity                              51,734        56,014          62,112
                                                          --------      --------        --------
      Total Liabilities and Sharesholders' Equity         $169,813      $175,384        $181,207


  Assumptions
  Accounts Receivable as a % of Sales                          1.3%          1.3%            1.3%
  Prepaid Expenses and Other Current as a % of Sales           1.0%          1.0%            1.0%
  Accrued Liabilities as a % of Sales                          2.5%          2.5%            2.5%
  Accounts Payable as a % of Inventory                        24.7%         24.7%           24.7%
  Inventory per Store                                         $136          $135            $135

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Leveraged Buyout Analysis                         Confidential
(Dollars in thousands)


Projected Cash Flow Statement

                                                                  Projected for the Year Ending December 31,
                                                          ----------------------------------------------------------
                                                           1996      1997      1998      1999       2000       2001
                                                          ------   -------   -------   -------    -------    -------
Operating Activities
  Net Income                                              $4,315   ($1,440)     $618    $2,555     $4,280     $6,098
  Depreciation                                             4,073     4,843     5,713     6,633      7,603      8,623
  Amortization of Goodwill                                   254     3,521     3,521     3,521      3,521      3,521
  (Increase)/Decrease in Accts Receivable                             (297)     (469)     (491)      (512)      (558)
  (Increase)/Decrease in Inventory                                  (1,792)   (4,667)   (5,305)    (5,964)    (6,640)
  (Increase)/Decrease in Prepaid & Other Current                      (570)     (373)     (391)      (407)      (444)
  Increase/(Decrease) in Accounts Payable                              443     1,153     1,311      1,474      1,641
  Increase/(Decrease) in Accrued Liabilities                            27       920       963      1,003      1,095
                                                          ------   -------   -------   -------    -------    -------
    Total Operating Activities                             8,643     4,735     6,417     8,796     10,999     13,336

Investing Activities
  Capital Expenditures                                    (7,522)   (7,700)   (8,700)   (9,200)    (9,700)   (10,200)
  (Increase)/Decrease in Other Assets                          0       (41)      (87)     (100)      (113)      (125)
                                                          ------   -------   -------   -------    -------    -------
    Total Investing Activities                            (7,522)   (7,741)   (8,787)   (9,300)    (9,813)   (10,325)


Total Cash Provided/(Used)                                 1,121    (3,006)   (2,370)     (504)     1,186      3,011
    Cash Available                                                     (13)        0         0          0          0
                                                          ------   -------   -------   -------    -------    -------
      Additional Cash Needed                                        (3,019)   (2,370)     (504)         0          0

    Beginning Line of Credit Balance                      34,327     5,695     8,714    11,085     11,588     10,402
    Line Drawn/(Paydown)                                  (1,121)    3,019     2,370       504     (1,186)    (3,011)
                                                          ------   -------   -------   -------    -------    -------
    Ending Line of Credit Balance                         33,208     8,714    11,085    11,588     10,402      7,391

    Beginning Cash Balance                                    87        87       100       100        100        100
    Cash Provided/(Used)                                       0        13         0         0          0          0
                                                          ------   -------   -------   -------    -------    -------
    Ending Cash Balance                                      $87      $100      $100      $100       $100       $100

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Leveraged Buyout Analysis                         Confidential
(Dollars in thousands)


New Store Model


Sales Ramp-up                          Average Sales        % Growth
                                       -------------       ---------
  Year 1                                   $400                 NM
  Year 2                                    550               37.5%
  Year 3                                    650               18.2%
  Year 4                                    730               12.3%
  Year 5                                    840               15.1%
  Thereafter                                 NM                2.5%



Number of New Stores Opened
    1991        97 A              1997        25 E
    1992        37 A              1998        35 E
    1993        16 A              1999        40 E
    1994        26 A              2000        45 E
    1995        44 A              2001        50 E
    1996        40 E              2002        50 E

Projected Retail Sales

                                       Sales from Stores in Model
                   --------------------------------------------------------------------------                  Stores At
                    Year 1      Year 2       Year 3      Year 4      Year 5      Thereafter    Total Sales     Year End
                   -------     -------      -------     -------     -------      ------------  -----------     --------
  1996             $12,661     $21,722      $15,361     $12,151     $32,739        $84,485 $0   $179,119           260
  1997             $10,000     $18,992      $27,153     $18,433     $13,985       $119,785 $0   $208,348           285
  1998             $14,000     $13,750      $23,738     $32,583     $21,761       $138,307 $0   $244,139           320
  1999             $16,000     $19,250      $16,250     $28,487     $37,470       $164,070 $0   $281,526           360
  2000             $18,000     $22,000      $22,750     $18,250     $32,760       $206,578 $0   $320,338           405
  2001             $20,000     $24,750      $26,000     $25,550     $20,988       $245,321 $0   $362,609           455
  2002                  $0          $0           $0          $0          $0             $0 $0         $0           505


Projected Rent Expense


                                        Rent Expense         Total        Total Rent     Total Rent Expense
                                         per Store           Stores         Expense       as a % of Sales
                                        ------------         ------       ----------     ------------------
  1995 A                                    $60                224          $13,397           8.2%
  1996                                       61                260           15,804           8.2%
  1997                                       65                285           18,415           8.2%
  1998                                       67                320           21,449           8.2%
  1999                                       68                360           24,627           8.2%
  2000                                       69                405           27,937           8.2%
  2001                                       69                455           31,548           8.2%
  2002                                        0                505                0           8.2%

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Leveraged Buyout Analysis                         Confidential
(Dollars in thousands)

Capital Expenditures, Depreciation and Amortization and Tax Schedule

Capital Expenditures                                                      Projected for the Year Ending December 31,
                                                                    --------------------------------------------------------
                                                                     1996     1997       1998     1999       2000     2001
                                                                    ------   ------     ------   ------     ------   -------
  Base CapEx                                                        $3,522   $5,200     $5,200   $5,200     $5,200    $5,200
  New Stores CapEx                         $100 Per Store            4,000    2,500      3,500    4,000      4,500     5,000
                                                                    ------   ------     ------   ------     ------   -------
    Total CapEx                                                     $7,522   $7,700     $8,700   $9,200     $9,700   $10,200

Depreciation and Amortization Schedule                                    Projected for the Year Ending December 31,
                                                                    --------------------------------------------------------
                                                                     1996     1997       1998      1999       2000    2001
                                                                    ------   ------     ------   -------    -------  -------
  Existing PP&E                                                     $3,321   $3,321     $3,321    $3,321     $3,321   $3,321
  Total New Capital Expenditure              10 Avg Life
    1996                                                               752      752        752       752        752      752
    1997                                                                        770        770       770        770      770
    1998                                                                                   870       870        870      870
    1999                                                                                             920        920      920
    2000                                                                                                        970      970
    2001                                                                                                               1,020
    2002
                                                                    ------   ------     ------   -------    -------  -------
      Total Depreciation                                             4,073    4,843      5,713     6,633      7,603    8,623

  Amortization of Existing Goodwill                                    254      254        254       254        254      254
  Amortization of New Goodwill                                           0    2,696      2,696     2,696      2,696    2,696
  Amortization of Deferred Financing Fees                                0      571        571       571        571      571
                                                                    ------   ------     ------   -------    -------  -------
    Total Amortization                                                 254    3,521      3,521     3,521      3,521    3,521
                                                                    ------   ------     ------   -------    -------  -------
      Total Depreciation and Amortization                           $4,327   $8,364     $9,234   $10,154    $11,124  $12,144

Tax Schedule                                                              Projected for the Year Ending December 31,
                                                                    --------------------------------------------------------
                                                                     1996     1997       1998     1999       2000     2001
                                                                    ------   ------     ------   ------     ------   -------
  Pretax Income                                                     $7,368    ($433)    $2,997   $6,225     $9,100   $12,130
  Plus:  New Goodwill Amortization                                       0    2,696      2,696    2,696      2,696     2,696
  Plus:  Goodwill Amortization                                         254      254        254      254        254       254
                                                                    ------   ------     ------   ------     ------   -------
    Total Taxable Income                                             7,622    2,517      5,947    9,174     12,050    15,080
    Tax Rate                                            40.0%        40.0%    40.0%      40.0%    40.0%      40.0%     40.0%
                                                                    ------   ------     ------   ------     ------   -------
      Total Income Taxes                                            $3,053   $1,007     $2,379   $3,670     $4,820    $6,032

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Leveraged Buyout Analysis                         Confidential
(Dollars in thousands)

Debt Schedule

                                                                          Projected for the Year Ending December 31,
                                                                    --------------------------------------------------------
                                                                     1996     1997       1998     1999       2000     2001
                                                                    ------   ------     ------   ------     ------   -------
Short-term Debt
  Line of Credit
    Beginning Balance                                                             0          0        0          0         0
    Annual Interest Payment    LIBOR +175 bps           7.3%                      0          0        0          0         0
    Additions/(Redemptions)                                                       0          0        0          0         0
    Ending Balance                                                  15,440        0          0        0          0         0
    Average Balance                                                               0          0        0          0         0
    Ending Balance Pro Forma                                                      0          0        0          0         0

  Project Financing Facility
    Beginning Balance                                                2,000        0          0        0          0         0
    Annual Interest Payment    Prime + 25 bps           8.8%           154        0          0        0          0         0
    Additions/(Redemptions)                                         (2,000)       0          0        0          0         0
    Ending Balance                                                       0        0          0        0          0         0

  New Revolver
    Beginning Balance                                                         5,695      8,714   11,085     11,588    10,402
    Annual Interest Payment                             8.0%                    456        697      887        927       832
    Additions/(Redemptions)                                                   3,019      2,370      504     (1,186)   (3,011)
    Ending Balance                                                            8,714     11,085   11,588     10,402     7,391

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Leveraged Buyout Analysis                         Confidential
(Dollars in thousands)

Debt Schedule (Cont'd)

                                                                          Projected for the Year Ending December 31,
                                                                    --------------------------------------------------------
                                                                     1996     1997       1998     1999       2000     2001
                                                                    ------   ------     ------   ------     ------   -------
Long-term Debt
  Revolving Loan
    Beginning Balance(total incl. current portion)                   8,000        0          0        0          0         0
    Annual Interest Payment    LIBOR +175 bps           7.3%           584        0          0        0          0         0
    Additions/(Redemptions)                                         (2,000)  (2,000)         0        0          0         0
    Ending Balance                                                   6,000        0          0        0          0         0
    Ending Balance Pro Forma                                             0        0          0        0          0         0
  Mortgage Notes Payable
    Beginning Balance                                                1,049        0          0        0          0         0
    Annual Interest Payment                              8.6%           90        0          0        0          0         0
    Additions/(Redemptions)                                              0                   0        0          0         0
    Ending Balance                                                   1,049        0          0        0          0         0
    Ending Balance Pro Forma                                             0        0          0        0          0         0
  Notes Payable
    Beginning Balance(total incl. current portion)                     804        0          0        0          0         0
    Annual Interest Payment                              7.5%           60        0          0        0          0         0
    Additions/(Redemptions)                                            (85)    (120)         0        0          0         0
    Ending Balance                                                     719        0          0        0          0         0
    Ending Balance Pro Forma                                             0        0          0        0          0         0
  Convertible Subordinated Notes
    Beginning Balance                                               10,000        0          0        0          0         0
    Annual Interest Payment                              8.0%          800        0          0        0          0         0
    Additions/(Redemptions)                                              0        0          0        0          0         0
    Ending Balance                                                  10,000        0          0        0          0         0
    Ending Balance Pro Forma                                             0        0          0        0          0         0

  PIK Preferred A
    Beginning Balance                                                        28,000     31,150   34,654     38,553    42,890
    Annual Interest Payment                             11.3%                 3,150      3,504    3,899      4,337     4,825
    Additions/(Redemptions)                                                       0          0        0          0         0
    Ending Balance                                                           31,150     34,654   38,553     42,890    47,715
  PIK Preferred B
    Beginning Balance                                                             0          0        0          0         0
    Annual Interest Payment                             11.3%                     0          0        0          0         0
    Additions/(Redemptions)                                                       0          0        0          0         0
    Ending Balance                                                                0          0        0          0         0
  Senior Unsecured Notes
    Beginning Balance                                                        85,000     85,000   85,000     85,000    85,000
    Annual Interest Payment                             11.8%                 9,988      9,988    9,988      9,988     9,988
    Additions/(Redemptions)                                                       0          0        0          0         0
    Ending Balance                                                           85,000     85,000   85,000     85,000    85,000
  Zero Coupon Bonds
    Beginning Balance                                                             0          0        0          0         0
    Annual Interest Payment                             11.3%                     0          0        0          0         0
    Additions/(Redemptions)                                                       0          0        0          0         0
    Ending Balance                                                                0          0        0          0         0

  Total Interest Payments                                            1,689   13,138     13,492   13,886     14,325    14,813
  Cash Interest Income                                   5.0%           (2)      (2)        (2)      (2)        (2)       (2)
                                                                    ------   ------     ------   ------     ------   -------
    Net Interest Expense                                             1,686   13,136     13,490   13,884     14,323    14,811

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Leveraged Buyout Analysis                         Confidential
(Dollars in thousands)

Return Analysis

Projected Value of Equity

                                                         2001
                                                       --------
  Projected EBITDA                                       35,092


  Projected Enterprise Value                5.0 x       175,460
  Based on                                  6.0 x       210,552
  Multiple of EBITDA                        7.0 x       245,644

  Less:  Net Fixed Obligations                         (140,007)

  Projected Equity Value                    5.0 x        35,453
  Based on                                  6.0 x        70,545
  Multiple of EBITDA                        7.0 x       105,637


Equity Ownership

                                         Pro Forma
                                       for Offerings
                                       -------------
  Common                                    81.0%
  PIK Preferred A                           15.0%
  PIK Preferred B                            0.0%
  Senior Secured Note Holders                4.0%
  Existing Shareholders                      0.0%




5-Year Return Analysis
  Common Equity                            5.0 x    (22,000)        0        0        0        0    28,717     4.5%
                                           6.0      (22,000)        0        0        0        0    57,142    17.2%
                                           7.0      (22,000)        0        0        0        0    85,566    25.4%
  PIK Preferred A                          5.0 x    (28,000)        0        0        0        0    53,033    11.2%
                                           6.0      (28,000)        0        0        0        0    58,297    13.0%
                                           7.0      (28,000)        0        0        0        0    63,561    14.6%
  PIK Preferred B                          5.0 x          0         0        0        0        0         0      NA
                                           6.0            0         0        0        0        0         0      NA
                                           7.0            0         0        0        0        0         0      NA
  Senior Secured Notes                     5.0 x    (85,000)    9,988    9,988    9,988    9,988    96,406     9.5%
                                           6.0      (85,000)    9,988    9,988    9,988    9,988    97,810     9.7%
                                           7.0      (85,000)    9,988    9,988    9,988    9,988    99,213     9.9%
  PIK Preferred B and Common               5.0 x    (22,000)        0        0        0        0    28,717     4.5%
                                           6.0      (22,000)        0        0        0        0    57,142    17.2%
                                           7.0      (22,000)        0        0        0        0    85,566    25.4%

                                                       Dillion, Read & Co., Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Recapitalization Analysis                         Confidential
(Dollars in thousands)

Transaction Summary

SHAREHOLDER DIVIDEND
  Current Common Shares Out      6,548,411
  Dividend per Share               $  5.00
                                ----------
    Value of Common Shares          32,742

  Options Outstanding                  974
  Average Exercise Price           $  8.62
  Proposed Price per Share         $  5.00
                                ----------
    Value of Options              ($ 3,530)

TOTAL DIVIDENDS DISTRIBUTED        $29,212

GOODWILL CALCULATION
  Purchase Price of Equity                 $0
  Plus:  Transaction Fees and Expenses      0
  Less:  Book Value of Equity               0
                                         ----
    TOTAL GOODWILL                          0

  Years of Amortization                    25
  Annual Goodwill Expense                   0

FEES AND EXPENSES
  Transaction Fees                           $  526
  Transaction Expenses                        1,000
  Financing Fees                              3,500
  Financing Expenses                            500
                                             ------
    TOTAL FEES AND EXPENSES                  $5,526

  Deferred Financing Fees                    $4,000
  Years of Amortization                           7
                                             ------
     Annual Amortization of Financing Fees   $  571

SOURCES OF FUNDS                          % of Total   Coupon   Warrants
                                          ----------   ------   ---------
  Common Equity               $     0          0%          NM       0.0%
  PIK Preferred A             $     0          0%       11.3%      15.0%
  PIK Preferred B             $     0          0%       11.3%       0.0%
  Senior Unsecured Notes      $67,946        100%       11.8%       4.0%
  Revolver                    $     0          0%        8.0%
                              -------
    TOTAL SOURCES OF FUNDS    $67,946        100%

USES OF FUNDS
  Dividend to Shareholders                 $29,212
  Revolving Loan                             6,000
  Mortgage Notes                             1,049
  Notes                                        719
  Convertible Subordinated                  10,000
  Line of Credit                            15,440
  Fees and Expenses                          5,526
                                           -------
    TOTAL USES OF FUNDS                    $67,946

PRO FORMA CAPITALIZATION             1996 Pro Forma        1997           1998          1999          2000          2001
                                     --------------     ----------      ----------    ----------   ----------      ----------
  Total Long-term Debt                       67,946         67,946        67,946          67,946       67,946          67,946
  Total Debt                                 67,946         69,489        70,313          69,196       67,946          67,946
  Net Debt                                   67,859         69,389        70,213          69,096       66,211          61,498
  Total Equity                                5,356          8,088        12,949          19,820       28,494          38,990
  Total Book Capitalization                  73,302         77,577        83,262          89,016       96,440         106,935

CREDIT STATISTICS
  EBIT / Cash Interest (1)                      1.3x           1.6x          2.0x            2.4x         2.8x            3.2x
  EBITDA / Cash Interest (1)                    1.8            2.3           2.8             3.3          3.9             4.4
  EBITDA - CapX /Cash Interest (1)              0.9            1.3           1.8             2.2          2.7             3.1
  EBIT /Total Interest                          1.3            1.6           2.0             2.4          2.8             3.2
  EBITDA / Total Interest                       1.8            2.3           2.8             3.3          3.9             4.4
  EBITDA - CapX /Total Interest                 0.9            1.3           1.8             2.2          2.7             3.1

  Cash Fixed Charge Coverage Ratio              1.1            1.6           2.0             2.4          2.8             3.2
  Total Fixed Obligations/Total Book
    Capitalization (2)                         92.7%          89.6%         84.4%           77.7%        70.5%           63.5%

  Total Debt / EBITDA                           4.7            3.8x          3.1x            2.5x         2.2x            1.9
  Total Debt/EBIT                               6.7            5.5           4.3             3.5          3.0             2.6
  Total Debt / Total Capitalization            92.7%          89.6%         84.4%           77.7%        70.5%           63.5%
  Net Debt / Total Capitalization              92.6%          89.4%         84.3%           77.6%        68.7%           57.5%
  Total Debt / Common Equity                   12.7x           8.6x          5.4x            3.5x         2.4x            1.7

Note 1:  Excludes PIK preferred and zero coupon bonds.
Note 2: Includes PIK preferred and zero coupon bonds in total fixed obligations.

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Recapitalization Analysis                         Confidential
(Dollars in thousands)

VALUATION ANALYSIS

                                                                                        Dividend per Share
                                                            ---------------------------------------------------------------
                                                              $5.00        $6.00       $7.00          $8.00         $9.00
                                                            ---------    ---------   ----------    ----------     ---------
Shares Outstanding                                            6,548.4      6,548.4      6,548.4       6,548.4       6,548.4
  Total Dividends                                           $32,742.1    $39,290.5    $45,838.9     $52,387.3     $58.935.7

Projected 1997 Net Income                                       2,732        2,192        1,652         1,112           572
Net Income per Share                                        $    0.42    $    0.33    $    0.25     $    0.17     $    0.09

1997 Price Earnings Multiple                                     13.4x        13.4x        13.4x         13.4          13.4

  Implied Trading Price per Share                           $    5.61    $    4.50    $    3.39     $    2.28     $    1.17

Plus:  Dividend per Share                                        5.00         6.00         7.00          8.00          9.00

  Implied Total Value per Share                             $   10.61    $   10.50    $   10.39     $   10.28     $   10.17

                                                        Dillion, Read & Co. Inc.
--------------------------------------------------------------------------------
LESLIE'S POOLMART RECAPITALIZATION ANALYSIS                         Confidential
(Dollars in thousands)

PROJECTED INCOME STATEMENT

                                                                         Projected For the Year Ending December 31,
                                            ---------------------------------------------------------------------------------------
                                                1996           1997           1998           1999           2000           2001
                                            ------------   ------------   ------------   ------------   ------------   ------------
Sales
   Retail                                     179,119        208,348         244,139       281,526        320,338        362,609
   Mail Order                                   7,723          8,300           8,300         8,300          8,300          8,300
   Service                                      4,798          6,661           7,660         8,809         10,131         11,651
                                             --------       --------        --------      --------       --------       --------
       Total Sales                            191,640        223,309         260,099       298,635        338,769        382,559

Cost of Goods Sold                            118,919        137,691         159,925       183,664        208,632        235,947
                                             --------       --------        --------      --------       --------       --------
   Gross Profit                                72,721         85,617         100,174       114,972        130,137        146,612

Operating Expenses
   SG&A                                        58,241         67,495          77,510        87,970         99,250        111,770
   Less:  Public Company Expenses                   0           (250)           (250)         (250)          (250)          (250)
                                             --------       --------        --------      --------       --------       --------
       EBITDA                                  14,480         18,372          22,914        27,251         31,137         35,092

Depreciation and Amortization
   Depreciation                                 4,073          4,843           5,713         6,633          7,603          8,623
   Amortization of Existing Goodwill              254            254             254           254            254            254
   Amortization of New Goodwill                     0              0               0             0              0              0
   Amortization of Financing Fees                   0            571             571           571            571            571
                                             --------       --------        --------      --------       --------       --------
       Total Depreciation and Amortization      4,327          5,669           6,539         7,459          8,429          9,449
                                             --------       --------        --------      --------       --------       --------
          EBIT                                 10,153         12,704          16,376        19,793         22,708         25,643

Interest Expense
   Existing Debt                                2,787              0               0             0              0              0
   Revolver                                         0              0             123           189            100              0
   Zero Coupon Bonds                                0              0               0             0              0              0
   Senior Unsecured Notes                           0          7,984           7,984         7,984          7,984          7,984
   Interest Income                                 (2)            (2)             (2)           (2)            (2)            (2)
                                             --------       --------        --------      --------       --------       --------
       Net Interest Expense                     2,785          7,982           8,105         8,171          8,082          7,982
                                             --------       --------        --------      --------       --------       --------
          Pretax Income                         7,368          4,722           8,271        11,622         14,627         17,662

   Income Taxes                                 3,053          1,990           3,410         4,750          5,952          7,166
                                             --------       --------        --------      --------       --------       --------
       NET INCOME                             $ 4,315       $  2,732        $  4,861      $  6,871       $  8,674       $ 10,495

------------------------------------------------------------------------------------------------------------------------------------
ASSUMPTIONS
Sales Growth
   Retail                                        19.2%          16.3%            17.2%         15.3%         13.8%           13.2%
   Mail Order                                    -2.8%           7.5%             0.0%          0.0%          0.0%            0.0%
   Service                                       13.0%          38.8%            15.0%         15.0%         15.0%           15.0%
Margins
   Gross Profit                                  37.9%          38.3%            38.5%         38.5%         38.4%           38.3%
   SG&A                                          30.4%          30.2%            29.8%         29.5%         29.3%           29.2%
   EBITDA                                         8.1%           8.8%             9.4%          9.7%          9.7%            9.7%
   EBIT                                           5.7%           6.1%             6.7%          7.0%          7.1%            7.1%
   Net Income                                     2.4%           1.3%             2.0%          2.4%          2.7%            2.9%
------------------------------------------------------------------------------------------------------------------------------------

                                                        DILLION, READ & CO. INC.
--------------------------------------------------------------------------------
                                                                    CONFIDENTIAL
Leslie's Poolmart Recapitalization Analysis
(Dollars in thousands)

PROJECTED BALANCE SHEET

                                                                        Projected As of December 31,
                                                         -------------------------------------------------------
Assets                                                      1996        ADJUSTMENTS     1996 PRO FORMA      1997
                                                         -------        -----------     --------------   -------
        Cash                                             $     87               0              $    87    $   100
        Accounts Receivable                                 2,550               0                2,550      2,847
        Inventory                                          37,048               0               37,048     38,840
        Prepaid Expenses and Other Current                  1,693               0                1,693      2,263
        Deferred Tax Assets                                 2,321               0                2,321      2,321
                                                         --------       -----------     --------------    -------
                Total Current                              43,699                               43,699     46,371

        Net PP&E                                           33,307               0               33,307     36,164
        Goodwill, Net                                       8,298               0                8,298      8,044
        Amortized Financing Fees                                0           4,000                4,000      3,429
        Other Assets                                          672               0                  672        713
                                                         --------       -----------     --------------    -------
                TOTAL ASSETS                             $ 85,976                              $89,976    $94,721

Liabilities and Shareholders' Equity
        Accounts Payable                                 $  9,155               0              $ 9,155    $ 9,598
        Accrued Liabilities                                 5,556               0                5,556      5,583
        Line of Credit and Project Financing Facility      15,440         (15,440)                   0          0
        New Revolver                                            0               0                    0      1,543
        Current Portion of Long-term Debt                   2,120          (2,120)                   0          0
                                                         --------       -----------     --------------    -------
                Total Current Liabilities                  32,271                               14,711     16,724

        Revolving Loan                                      4,000          (4,000)                   0          0
        Mortgage Notes Payable                              1,049          (1,049)                   0          0
        Notes Payable                                         599            (599)                   0          0
        Convertible Subordinated Notes                     10,000         (10,000)                   0          0

        Senior Unsecured Notes                                  0          67,946               67,946     67,946
        Zero Coupon Bonds                                       0               0                    0          0
                                                         --------       -----------     --------------    -------
                Total Long-term Debt                       15,648                               67,946     67,946

        Deferred Tax Liabilities                            1,963               0                1,963      1,963
                                                         --------       -----------     --------------    -------
                Total Liabilities                          49,882                               84,620     86,633

        PIK Preferred A                                         0               0                    0          0
        PIK Preferred B                                         0               0                    0          0
        Shareholders' Equity                               36,094         (30,738)               5,356      8,088
                                                         --------                       --------------    -------
                Total Shareholders' Equity                 36,094                                5,356      8,088
                                                         --------                       --------------    -------
                        TOTAL LIABILITIES AND
                        SHAREHOLDERS' EQUITY             $ 85,976                              $89,976    $94,721
                                                                        Projected As of December 31,
                                                         -------------------------------------------------------
Assets                                                     1998             1999           2000             2001
                                                         --------        ---------       --------         --------
        Cash                                             $    100              100       $  1,735         $  6,477
        Accounts Receivable                                 3,316            3,808          4,319            4,878
        Inventory                                          43,507           48,812         54,776           61,416
        Prepaid Expenses and Other Current                  2,636            3,027          3,433            3,877
        Deferred Tax Assets                                 2,321            2,321          2,321            2,321
                                                         --------        ---------       --------         --------
                Total Current                              51,881           58,068         66,585           78,939

        Net PP&E                                           39,151           41,717         43,814           45,391
        Goodwill, Net                                       7,790            7,536          7,282            7,028
        Amortized Financing Fees                            2,857            2,286          1,714            1,143
        Other Assets                                          800              900          1,013            1,138
                                                         --------        ---------       --------         --------
                TOTAL ASSETS                             $102,478        $ 110,507       $120,408         $133,639

Liabilities and Shareholders' Equity
        Accounts Payable                                 $ 10,751        $  12,062       $ 13,536         $ 15,177
        Accrued Liabilities                                 6,502            7,466          8,469            9,564
        Line of Credit and Project Financing Facility           0                0              0                0
        New Revolver                                        2,367            1,250              0                0
        Current Portion of Long-term Debt                       0                0              0                0
                                                         --------        ---------       --------         --------
                Total Current Liabilities                  19,621        $  20,778         22,005           24,741

        Revolving Loan                                          0                0              0                0
        Mortgage Notes Payable                                  0                0              0                0
        Notes Payable                                           0                0              0                0
        Convertible Subordinated Notes                          0                0              0                0

        Senior Unsecured Notes                             67,946           67,946         67,946           67,946
        Zero Coupon Bonds                                       0                0              0                0
                                                         --------        ---------       --------         --------
                Total Long-term Debt                       67,946        $  67,946         67,946           67,946

        Deferred Tax Liabilities                            1,963            1,963          1,963            1,963
                                                         --------        ---------       --------         --------
                Total Liabilities                          89,530           90,687         91,914           94,649

        PIK Preferred A                                         0                0              0                0
        PIK Preferred B                                         0                0              0                0
        Shareholders' Equity                               12,949           19,820         28,494           38,990
                                                         --------        ---------       --------         --------
                Total Shareholders' Equity                 12,949           19,820         28,494           38,990
                                                         --------        ---------       --------         --------
                        TOTAL LIABILITIES AND
                        SHAREHOLDERS' EQUITY             $102,478        $ 110,507       $120,408         $133,639


ASSUMPTIONS                                                 1996              1996 PRO FORMA           1997
                                                          --------            --------------          -------
        Accounts Receivable as a % of Sales                1.3%                         1.3%            1.3%
        Prepaid Expenses and Other Current as a % of Sal   1.0%                         0.9%            1.0%
        Accrued Liabilities as a % of Sales                0.0%                         2.9%            2.5%
        Accounts Payable as a % of Inventory              24.7%                        24.7%           24.7%
        Inventory per Store                                $142                          142            $136
        Inventory Turns (1)                                  5.6x                        5.6             3.9

                                                            1998             1999        2000       2001
                                                          -------          -------     -------    -------
ASSUMPTIONS
        Accounts Receivable as a % of Sales                1.3%              1.3%        1.3%        1.3%
        Prepaid Expenses and Other Current as a % of Sal   1.0%              1.0%        1.0%        1.0%
        Accrued Liabilities as a % of Sales                2.5%              2.5%        2.5%        2.5%
        Accounts Payable as a % of Inventory              24.7%             24.7%       24.7%       24.7%
        Inventory per Store                                $136              $136        $135        $135
        Inventory Turns (1)                                 3.9               3.4         3.5         3.5

        Notes:
        (1) Excludes rent expense.  Based on annual average inventory.

                                                       Dillion, Read & Co., Inc.
--------------------------------------------------------------------------------
LESLIE'S POOLMART RECAPITALIZATION ANALYSIS                         Confidential
(Dollars in thousands)


Projected Cash Flow Statement

                                                              Projected for the Year Ending December 31,
                                                      --------------------------------------------------------
                                                       1996      1997      1998      1999      2000      2001
                                                      -------   ------   -------    ------    ------    ------
Operating Activities
   Net Income                                          $ 4,315   $ 2,732   $ 4,861   $ 6,871   $ 8,674   $ 10,495
   Depreciation                                          4,073     4,843     5,713     6,633     7,603      8,623
   Amortization of Goodwill                                254       825       825       825       825        825
   (Increase)/Decrease in Accts Receivable                          (297)     (469)     (491)     (512)      (558)
   (Increase)/Decrease in Inventory                               (1,792)   (4,667)   (5,305)   (5,964)    (6,640)
   (Increase)/Decrease in Prepaid & Other Current                   (570)     (373)     (391)     (407)      (444)
   Increase/(Decrease) in Accounts Payable                           443     1,153     1,311     1,474      1,641
   Increase/(Decrease) in Accrued Liabilities                         27       920       963     1,003      1,095
                                                       -------   -------   -------   -------   -------   --------
       Total Operating Activities                        8,643     6,211     7,963    10,417    12,698     15,038

Investing Activities
   Capital Expenditures                                 (7,522)   (7,700)   (8,700)   (9,200)   (9,700)   (10,200)
   (Increase)/Decrease in Other Assets                               (41)      (87)     (100)     (113)      (125)
                                                       -------   -------   -------   -------   -------   --------
       Total Investing Activities                       (7,522)   (7,741)   (8,787)   (9,300)   (9,813)   (10,325)


Total Cash Provided/(Used)                               1,121    (1,530)     (824)    1,117     2,885      4,713
   Cash Available                                                    (13)        0         0         0      1,635
                                                                 -------   -------   -------   -------   --------
       Additional Cash Needed                                     (1,543)     (824)        0         0          0

       Beginning Line of Credit Balance                 34,329         0     1,543     2,367     1,250          0
       Line Drawn/(Paydown)                             (1,121)    1,543       824    (1,117)   (1,250)         0
                                                       -------   -------   -------   -------   -------   --------
       Ending Line of Credit Balance                    33,208     1,543     2,367     1,250         0          0

       Beginning Cash Balance                               87        87       100       100       100      1,735
       Cash Provided/(Used)                                  0        13         0         0     1,635      4,713
                                                       -------   -------   -------   -------   -------   --------
       Ending Cash Balance                             $    87   $   100   $   100   $   100   $ 1,735   $  6,447

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Recapitalization Analysis                         Confidential
(Dollars in thousands)

NEW STORE MODEL

SALES RAMP-UP                 AVERAGE SALES      % GROWTH
                              -------------      --------
        Year 1                         $400           NM
        Year 2                          550        37.5%
        Year 3                          650        18.2%
        Year 4                          730        12.3%
        Year 5                          840        15.1%
        Thereafter                       NM         0.0%


NUMBER OF NEW STORES OPENED

1991     97 A         1997     25 E
1992     37 A         1998     35 E
1993     16 A         1999     40 E
1994     26 A         2000     45 E
1995     44 A         2001     50 E
1996     40 E         2002     50 E

PROJECTED RETAIL SALES

                                           SALES FROM STORES IN MODEL
            --------------------------------------------------------------------------------------                 STORES AT
             YEAR 1          YEAR 2          YEAR 3          YEAR 4          YEAR 5     THEREAFTER   TOTAL SALES   YEAR END
            -------         -------         -------         -------         -------     ----------   -----------   ----------
1996        $12,661         $21,722         $15,361         $12,151         $32,739     $ 84,485     $ 179,119            260
1997        $10,000         $18,992         $27,153         $18,433         $13,985     $119,785       208,348            285
1998        $14,000         $13,750         $23,738         $32,583         $21,761     $138,307       244,139            320
1999        $16,000         $19,250         $16,250         $28,487         $37,470     $164,070       281,526            360
2000        $18,000         $22,000         $22,750         $18,250         $32,760     $206,578       320,338            405
2001        $20,000         $24,750         $26,000         $25,550         $20,988     $245,321       362,609            455
2002        $     0         $     0         $     0         $     0         $     0     $      0             0            505


PROJECTED RENT EXPENSE

           RENT EXPENSE    TOTAL        TOTAL RENT      TOTAL RENT EXPENSE
             PER STORE    STORES          EXPENSE         AS A % OF SALES
           ------------   ------        ----------      ------------------
1995 A         $60          224            $13,397                    ERR
1996            61          260             15,804                   8.2%
1997            65          285             18,415                   8.2%
1998            67          320             21,449                   8.2%
1999            68          360             24,627                   8.2%
2000            69          405             27,937                   8.2%
2001            69          455             31,548                   8.2%
2002             0          505                  0                   8.2%

                                                        Dillion, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Recapitalization Analysis                         Confidential
(Dollars in thousands)

Capital Expenditures, Depreciation and Amortization and Tax Schedule

Capital Expenditures                                                      Projected for the Year Ending December 31,
                                                                  --------------------------------------------------------
                                                                   1996      1997      1998      1999      2000      2001
                                                                  ------    ------    ------    ------    ------    -------
        Base CapEx                                                $3,522    $5,200    $5,200    $5,200    $5,200     $5,200
        New Stores CapEx                     $0 Per Store          4,000     2,500     3,500     4,000     4,500      5,000
                                                                  ------    ------    ------    ------    ------    -------
                Total CapEx                                       $7,522    $7,700    $8,700    $9,200    $9,700    $10,200

Depreciation and Amortization Schedule                                    Projected for the Year Ending December 31,
                                                                  ---------------------------------------------------------
                                                                   1996      1997      1998      1999      2000      2001
                                                                  ------    ------    ------    ------    ------    -------
        Existing PP&E (1)                     0 Avg Life          $3,321    $3,321    $3,321    $3,321    $3,321    $ 3,321
        Total New Capital Expenditures        0 Avg Life
                    1996                                             752       752       752       752       752        752
                    1997                                                       770       770       770       770        770
                    1998                                                                 870       870       870        870
                    1999                                                                           920       920        920
                    2000                                                                                     970        970
                    2001                                                                                              1,020
                    2002
                                                                  ------    ------    ------    ------    ------    -------
                        Total Depreciation                         4,073     4,843     5,713     6,633     7,603      8,623

        Amortization of Existing Goodwill                            254       254       254       254       254        254
        Amortization of New Goodwill                                   0         0         0         0         0          0
        Amortization of Deferred Financing Fees                        0       571       571       571       571        571
                                                                  ------    ------    ------    ------    ------    -------
                Total Amortization                                   254       825       825       825       825        825
                                                                  ------    ------    ------    ------    ------    -------
                        Total Depreciation and Amortization       $4,327    $5,669    $6,539    $7,459    $8,429    $ 9,449

Tax Schedule                                                              Projected for the Year Ending December 31,
                                                                 ----------------------------------------------------------
                                                                   1996      1997      1998      1999      2000      2001
                                                                  ------    ------    ------    -------   -------   -------
        Pretax Income                                             $7,368    $4,722    $8,271    $11,622   $14,627   $17,662
        Plus:  New Goodwill Amortization                               0         0         0          0         0         0
        Plus:  Goodwill Amortization                                 254       254       254        254       254       254
                                                                  ------    ------    ------    -------   -------   -------
                Total Taxable Income                               7,622     4,976     8,525     11,876    14,881    17,916
                Tax Rate                         0.0%              40.0%     40.0%     40.0%      40.0%     40.0%     40.0%
                                                                  ------    ------    ------    -------   -------   -------
                        Total Income Taxes                        $3,053    $1,990    $3,410    $ 4,750   $ 5,952   $ 7,166

      Notes:
      (1) Based on net PP&E as of 12/31/95.

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Recapitalization Analysis                         Confidential
(Dollars in thousands)

Debt Schedule
                                                                                 Projected for the Year Ending December 31,
                                                                          ---------------------------------------------------------
Short-term Debt                                                            1996       1997     1998      1999       2000      2001
                                                                          ------     -----     -----    ------     ------     -----
        Line of Credit
                Beginning Balance                                                        0         0         0          0         0
                Annual Interest Payment LIBOR +175 bps     7.3%                          0         0         0          0         0
                Additions/(Redemptions)                                                  0         0         0          0         0
                Ending Balance                                            15,440         0         0         0          0         0
                Average Balance                                                          0         0         0          0         0
                Ending Balance Pro Forma                                                 0         0         0          0         0

        Project Financing Facility
                Beginning Balance                                          2,000         0         0         0          0         0
                Annual Interest Payment Prime + 25 bps     8.8%              154         0         0         0          0         0
                Additions/(Redemptions)                                   (2,000)        0         0         0          0         0
                Ending Balance                                                 0         0         0         0          0         0

        New Revolver
                Beginning Balance                                                        0     1,543     2,367      1,250         0
                Annual Interest Payment                    8.0%                          0       123       189        100         0
                Additions/(Redemptions)                                              1,543       824    (1,117)    (1,250)        0
                Ending Balance                                                       1,543     2,367     1,250          0         0

                                                        Dillon, Read & Co., Inc.
--------------------------------------------------------------------------------
Leslie's Poolmart Recapitalization Analysis                         Confidential
(Dollars in thousands)

DEBT SCHEDULE (CONT'D)

                                                                        PROJECTED FOR THE YEAR ENDING DECEMBER 31,
                                                                        ------------------------------------------
                                                                          1996              1997             1998
                                                                        --------          --------          ------
Long-term Debt
        Revolving Loan
                Beginning Balance(total incl. current portion)             8,000                0               0
                Annual Interest Payment LIBOR +175 bps     7.3%              584                0               0
                Additions/(Redemptions)                                   (2,000)          (2,000)              0
                Ending Balance                                             6,000                0               0
                Ending Balance Pro Forma                                       0                0               0
        Mortgage Notes Payable
                Beginning Balance                                          1,049                0               0
                Annual Interest Payment                    8.6%               90                0               0
                Additions/(Redemptions)                                        0                0               0
                Ending Balance                                             1,049                0               0
                Ending Balance Pro Forma                                       0                0               0
        Notes Payable
                Beginning Balance(total incl. current portion)               804                0               0
                Annual Interest Payment                    7.5%               60                0               0
                Additions/(Redemptions)                                      (85)            (120)              0
                Ending Balance                                               719                0               0
                Ending Balance Pro Forma                                       0                0               0
        Convertible Subordinated Notes
                Beginning Balance                                         10,000                0               0
                Annual Interest Payment                    8.0%              800                0               0
                Additions/(Redemptions)                                        0                0               0
                Ending Balance                                            10,000                0               0
                Ending Balance Pro Forma                                       0                0               0

        PIK Preferred A
                Beginning Balance                                                               0               0
                Annual Interest Payment                   11.3%                                 0               0
                Additions/(Redemptions)                                                         0               0
                Ending Balance                                                                  0               0
        PIK Preferred B
                Beginning Balance                                                               0               0
                Annual Interest Payment                   11.3%                                 0               0
                Additions/(Redemptions)                                                         0               0
                Ending Balance                                                                  0               0
        Senior Unsecured Notes
                Beginning Balance                                                          67,946          67,946
                Annual Interest Payment                   11.8%                             7,984           7,984
                Additions/(Redemptions)                                                         0               0
                Ending Balance                                                             67,946          67,946
        Zero Coupon Bonds
                Beginning Balance                                                               0               0
                Annual Interest Payment                   11.3%                                 0               0
                Additions(Redemptions)                                                          0               0
                Ending Balance                                                                  0               0

        Total Interest Payments                                            1,689            7,984           7,984
        Cash Interest Income                               5.0%               (2)              (2)             (2)
                                                                        --------          --------          ------
                Net Interest Expense                                       1,686            7,982           7,982

                                                                          1999              2000             2001
                                                                        --------          --------          ------
Long-term Debt
        Revolving Loan
                Beginning Balance(total incl. current portion)                 0                0               0
                Annual Interest Payment LIBOR +175 bps     7.3%                0                0               0
                Additions/(Redemptions)                                        0                0               0
                Ending Balance                                                 0                0               0
                Ending Balance Pro Forma                                       0                0               0
        Mortgage Notes Payable
                Beginning Balance                                              0                0               0
                Annual Interest Payment                    8.6%                0                0               0
                Additions/(Redemptions)                                        0                0               0
                Ending Balance                                                 0                0               0
                Ending Balance Pro Forma                                       0                0               0
        Notes Payable
                Beginning Balance(total incl. current portion)                 0                0               0
                Annual Interest Payment                    7.5%                0                0               0
                Additions/(Redemptions)                                        0                0               0
                Ending Balance                                                 0                0               0
                Ending Balance Pro Forma                                       0                0               0
        Convertible Subordinated Notes
                Beginning Balance                                              0                0               0
                Annual Interest Payment                    8.0%                0                0               0
                Additions/(Redemptions)                                        0                0               0
                Ending Balance                                                 0                0               0
                Ending Balance Pro Forma                                       0                0               0

        PIK Preferred A
                Beginning Balance                                              0                0               0
                Annual Interest Payment                   11.3%                0                0               0
                Additions/(Redemptions)                                        0                0               0
                Ending Balance                                                 0                0               0
        PIK Preferred B
                Beginning Balance                                              0                0               0
                Annual Interest Payment                   11.3%                0                0               0
                Additions/(Redemptions)                                        0                0               0
                Ending Balance                                                 0                0               0
        Senior Unsecured Notes
                Beginning Balance                                         67,946           67,946          67,946
                Annual Interest Payment                   11.8%            7,984            7,984           7,984
                Additions/(Redemptions)                                        0                0               0
                Ending Balance                                            67,946           67,946          67,946
        Zero Coupon Bonds
                Beginning Balance                                              0                0               0
                Annual Interest Payment                   11.3%                0                0               0
                Additions(Redemptions)                                         0                0               0
                Ending Balance                                                 0                0               0

        Total Interest Payments                                            7,984            7,984           7,984
        Cash Interest Income                               5.0%               (2)              (2)             (2)
                                                                        --------          --------          ------
                Net Interest Expense                                       7,982            7,982           7,982

                                                         Dillon, Read & Co. Inc.
--------------------------------------------------------------------------------
LESLIE'S POOLMART RECAPITALIZATION ANALYSIS                         Confidential
(Dollars in thousands)

RETURN ANALYSIS

PROJECTED VALUE OF EQUITY
                                                                                   2001
                                                                                  -------
Projected EBITDA                                                                   35,092

Projected Enterprise Value                           5.0x                         175,460
Based on                                             6.0x                         210,552
Multiple of EBITDA                                   7.0x                         245,644
Less:  Net Fixed Obligations                                                      (61,498)
Projected Equity Value                               5.0x                         113,961
Based on                                             6.0x                         149,053
Multiple of EBITDA                                   7.0x                         184,145


5-YEAR RETURN ANALYSIS
Common Equity                   5.0x         0            0           0          0         0      92,309             NA
                                6.0          0            0           0          0         0     120,733             NA
                                7.0          0            0           0          0         0     149,158             NA
PIK Preferred A                 5.0x         0            0           0          0         0      64,810             NA
                                6.0          0            0           0          0         0      70,073             NA
                                7.0          0            0           0          0         0      75,337             NA
PIK Preferred B                 5.0x         0            0           0          0         0           0             NA
                                6.0          0            0           0          0         0           0             NA
                                7.0          0            0           0          0         0           0             NA
Senior Secured Notes            5.0x   (67,946)       9,988       9,988      9,988     9,988      99,546          15.0%
                                6.0    (67,946)       9,988       9,988      9,988     9,988     100,950          15.2%
                                7.0    (67,946)       9,988       9,988      9,988     9,988     102,354          15.4%
PIK Preferred B and Common      5.0x         0            0           0          0         0      92,309            ERR
                                6.0          0            0           0          0         0     120,733            ERR
                                7.0          0            0           0          0         0     149,158            ERR


EQUITY OWNERSHIP

                               Pro Forma
                             for Offerings
                             -------------
Common                           81.0%
PIK Preferred A                  15.0%
PIK Preferred B                   0.0%
Senior Secured Note Holders       4.0%
Existing Shareholders             0.0%


                                       Estimation of Unlevered Asset Beta
                                       ----------------------------------

                                Equity     Total        Market       D/          E/        Unlevered
Company Name                    Beta (a)   Net Debt*    Equity     ME + D      ME + D       Beta (b)
------------                    --------   ---------    ------     ------      ------      --------
Leslie's Poolmart                   1.05       33.1       89.4      27.0%       73.0%        0.81
                                                  Average Unlevered Asset Beta               0.81
                                                                                             ----

---------------------------------------------------------------------------------------------------------------


After tax cost of Debt               5.0%       5.5%       6.0%


              Estimation of Weighted Average Cost of Capital Under Hypothetical Capital Structures
              ------------------------------------------------------------------------------------
D/(ME+D)                            20.0%      30.0%      40.0%
D/ME                                25.0%      42.9%      66.7%


Implied Equity Beta (b)            0.973      1.087      1.240


Cost of Equity Over Bills (c)       13.5%      14.5%      15.8%
Cost of Equity Over Bonds (d)       13.4%      14.2%      15.3%
         Average Cost of Equity     13.5%      14.3%      15.5%


After Tax Cost of Debt (e)           5.0%       5.5%       6.0%


Weighted Average Cost of Capital
         Based on Bills             11.8%      11.8%      11.9%
         Based on Bonds             11.7%      11.6%      11.6%
         ------------------------------------------------------
             Average                11.8%      11.7%      11.7%
         ------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Notes:
-----------------------------------------
    *    Includes liquidation value of preferred stock.
(a)      Source:  Bloomberg (02/24/97)
(b) Assumes a debt beta of 0.17 as given by Reilly and Joehnk in The Journal of Finance, December, 1976, Table I, p.1394. Unlevered asset beta calculated as: [(D/(ME + D)) * Debt Beta + (ME/(ME + D)) * Equity Beta]. Equity beta under the hypothetical capital structures calculated as: [Asset Beta + (D/ME) * (Asset Beta - Debt Beta)]. Levered Beta = [1+((1-corporate tax rate)*(Debt/Market Equity))]*Unlevered Beta. As found in Financial Theory and Corporate Policy, Page 457, Third Edition, Copeland and Weston.
(c) Cost of equity over bills calculated as: [Equity Beta * 8.40% + 5.35%]. The 8.40% figure is the short-horizon expected equity risk premium (large company stock total returns minus U.S. Treasury bill total returns; average based on annual data from 1926 to 1994) according to SBBI 1995 Yearbook (Ibbotson Associates). The 5.35% figure, our proxy for the risk-free rate, is the average yield on 3-Month Treasury Bills on 12/13/96.
(d) Cost of equity over bonds calculated as: [Equity Beta * 7.00% + 6.57%]. The 7.00% figure is the long-horizon expected equity risk premium (large company stock total returns minus long-term government bond income returns; average based on annual data from 1926 to 1994) according to SBBI 1995 Yearbook (Ibbotson Associates). The 6.57% figure, our proxy for the risk-free rate, is the average yield on 30 Year Treasury Bonds on 8/20/96.
(e) Pretax costs of debt were taken as the average yields for each class of bond on Bloomberg for 8/20/96. These were taxed at a rate of 40.0%, which approximates the average federal and state tax rates for the period beginning January,1993 under the Tax Reform Act of 1993. (Note:
         Pretax costs of debt used were A=7.16%, BBB=7.63%, BB=10.0% and B=11.5%)